Registration No. 333-17671
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 1 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE               James M. Benson, President
        SOCIETY OF THE UNITED STATES     The Equitable Life Assurance Society of
      (Exact Name of Trust)                         the United States
     THE EQUITABLE LIFE ASSURANCE             1290 Avenue of the Americas
      SOCIETY OF THE UNITED STATES             New York, New York 10104
       (Exact Name of Depositor)         (Name and Address of Agent for Service)
      1290 Avenue of the Americas
       New York, New York 10104
  (Address of Depositor's Principal
        Executive Offices)


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              Telephone Number, Including Area Code: (212) 554-1234

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                  Please send copies of all communications to:


     MARY P. BREEN, ESQ.                            with a copy to:
     Vice President and                           Thomas C. Lauerman
   Associate General Counsel               Freedman, Levy, Kroll & Simonds
The Equitable Life Assurance           1050 Connecticut Avenue, N.W., Suite 825
Society of the United States                    Washington, D.C. 20036
1290 Avenue of the Americas
New York, New York 10104


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      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on (May 1, 1997) pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (           ) pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Registrant filed the 24f-2 Notice for the year ended December 31, 1996 on February 27, 1997.

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP


                                 IL PROTECTOR(SM)
                                  IL COLI II(SM)
                                     IL COLI
                              INCENTIVE LIFE PLUS(SM)
                                SURVIVORSHIP 2000
                              SPECIAL OFFER POLICY
                               INCENTIVE LIFE 2000
                                  CHAMPION 2000
                                 INCENTIVE LIFE

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1997

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy* and any prior supplements to that prospectus.** Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.

EQUITABLE. The information under the heading "EQUITABLE" in your prospectus is updated as follows:

EQUITABLE. The Equitable Life Assurance Society of the United States (Equitable), a New York stock life insurance company, has been in business since 1859. We are a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP
(AXA), a French insurance holding company. As of December 31, 1996, AXA beneficially owned 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of the convertible preferred stock held by
AXA). Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996, including third party assets of approximately $184.8 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1996, we had approximately $114.6 billion face amount of variable life insurance in force, as compared to $103.9 billion at December 31, 1995. Prior to January 1, 1997, the variable life insurance policies listed above were issued by Equitable's wholly-owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

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*This supplement updates certain information contained in the IL Prospectuses dated July 25, 1996 and January 1, 1997; IL COLI II Prospectuses dated July 24, 1996 and January 1, 1997; the Incentive Life Plus Prospectuses dated December 19, 1994, May 1, 1995, September 15, 1995, May 1, 1996 and January 1, 1997; the
IL COLI supplements thereto dated September 15, 1995, May 1, 1996 and January 1, 1997, and the Special Offer Policy supplements thereto dated May 1, 1995, September 15, 1995 and May 1, 1996; the Survivorship 2000 Prospectuses dated August 18, 1992, May 1, 1993, 1994 and 1995 and January 1, 1997; the Incentive Life 2000 Prospectuses dated November 27, 1991 and May 1, 1993 and 1994, and the Special Offer Policy supplements thereto dated November 27, 1991, January 29, 1993, May 1, 1993, 1994 and 1995; the Champion 2000 Prospectuses dated November 27, 1991 and May 1, 1993 and 1994; and the Incentive Life Prospectuses dated August 29, 1989, February 27, 1991 and May 1, 1990, 1993 and 1994.

**If the date of your prospectus is prior to January 1, 1997, you received a prospectus supplement dated January 1, 1997. You may have also received a supplement dated May 1, 1996. These supplements are still relevant and should be retained with your prospectus.

EVM-116 Copyright 1997 The Equitable Life Assurance Society of the United States. All rights reserved.

INVESTMENT PORTFOLIOS. As of May 1, 1997, your policy offers the following twenty-four investment portfolios, along with the guaranteed interest option. The twenty-four investment portfolios are as follows:

                                               INVESTMENT PORTFOLIOS
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   FIXED INCOME SERIES:                           EQUITY SERIES:                       ASSET ALLOCATION SERIES:
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Domestic Fixed Income      Domestic Equity            International Equity           o  Alliance Conservative
   o Alliance Money Market   o T. Rowe Price Equity     o Alliance Global               Investors
   o Alliance Intermediate     Income                   o Alliance International     o  EQ/Putnam Balanced
     Government Securities   o EQ/Putnam Growth &       o T. Rowe Price              o  Alliance Balanced
   o Alliance Quality Bond     Income Value               International Stock        o  Alliance Growth
Aggressive Fixed Income      o Alliance Growth &        o Morgan Stanley                Investors
   o Alliance High Yield       Income                     Emerging Markets           o  Merrill Lynch World
                             o Alliance Equity Index      Equity (available on          Strategy
                             o Merrill Lynch Basic        or about Sept. 2,
                               Value Equity               1997)
                             o Alliance Common Stock  Aggressive Equity
                             o MFS Research             o Alliance Aggressive
                                                          Stock
                                                        o Warburg Pincus Small
                                                          Company Value
                                                        o Alliance Small Cap
                                                          Growth
                                                        o MFS Emerging Growth
                                                          Companies

PERFORMANCE INFORMATION. The performance information under the heading "HUDSON RIVER TRUST RATES OF RETURN" in the prospectus and any illustrations of policy values based on such information are deleted.

THE SEPARATE ACCOUNT AND THE TRUSTS. The information under the heading "THE TRUST," "THE TRUST'S INVESTMENT ADVISER" and "INVESTMENT POLICIES OF THE TRUST'S PORTFOLIOS" in your prospectus is replaced with the following sections:

THE TRUSTS

The Hudson River Trust ("HRT") and the EQ Advisors Trust ("EQAT") consist of the investment portfolios (listed below) in which the Funds of the Separate Account invest according to your instructions.

                         HRT PORTFOLIOS*                                            EQAT PORTFOLIOS
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Fixed Income Series:                                             Equity Series:
o  Alliance Money Market         o  Alliance Quality Bond     o  T. Rowe Price Equity         o  Morgan Stanley
o  Alliance Intermediate         o  Alliance High Yield          Income                          Emerging Markets
   Government Securities                                      o  EQ/Putnam Growth &              Equity (available on
Equity Series:                                                   Income Value                    or about Sept. 2, 1997)
o  Alliance Growth & Income                                   o  Merrill Lynch                o  Warburg Pincus Small
o  Alliance Equity Index         o  Alliance International       Basic Value Equity              Company Value
o  Alliance Common Stock         o  Alliance Aggressive       o  MFS Research                 o  MFS Emerging Growth
o  Alliance Global                  Stock                     o  T. Rowe Price                   Companies
                                 o  Alliance Small Cap           International Stock
                                    Growth                    Asset Allocation Series:
Asset Allocation Series:                                      o  EQ/Putnam Balanced            o  Merrill Lynch
   Investors                                                                                      World Strategy
o  Alliance Balanced             o  Alliance Growth
                                    Investors


*The names of these portfolios have been amended to include "Alliance" in their names.

The Trusts are open-end, management investment companies registered under the 1940 Act, more commonly called mutual funds. As a "series" type of mutual fund, each Trust issues several different series of stock, each of which relates to a different portfolio of that Trust. The HRT commenced operations in January 1976 with a predecessor of its Alliance Common Stock Portfolio. The EQAT commenced operations on May 1, 1997. The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a portfolio's shares are reinvested in full and fractional shares of the portfolio to which they relate. Each Fund invests in either Class IA or Class IB shares of a corresponding portfolio. HRT portfolios sell Class IA shares to the Funds and EQAT portfolios sell Class IB shares to the Funds.

The EQAT sells its shares to Equitable separate accounts in connection with Equitable's variable life insurance and annuity products. The HRT sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, HRT's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that HRT's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' portfolios is so large as to materially impair the investment performance of the portfolio or the Trust involved, we will examine other investment options.

All of the portfolios, except for the Morgan Stanley Emerging Markets Equity Portfolio and Merrill Lynch World Strategy Portfolio, are diversified for 1940 Act purposes. The Trustees of the HRT or the EQAT may establish additional Portfolios at any time. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, multiple class distribution systems, the Rule 12b-1 distribution plan relating to Class IB shares and all other aspects of their operations, appears in the HRT prospectus (beginning after this supplement), the EQAT prospectus (beginning after the attached HRT prospectus), or in the related Statements of Additional Information, which are available upon request.

THE HRT'S INVESTMENT ADVISER

The HRT is advised by Alliance Capital Management L.P. (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable. On December 31, 1996, Alliance was managing over $182.8 billion in assets. Alliance acts as investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowments funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

THE EQAT'S MANAGER AND INVESTMENT ADVISERS

The EQAT is managed by EQ Financial Consultants, Inc. ("Manager"). The Manager has overall responsibility for the general management of EQAT. The Manager is an investment adviser registered under the Advisers Act. The Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable.

The Manager is responsible for, among other things, selecting the investment advisers for EQAT's Portfolios, and evaluating and monitoring the investment programs and results of the advisers for each EQAT Portfolio.

Each EQAT Adviser makes investment decisions on behalf of its EQAT Portfolio(s), and places all orders for the purchase and sale of investments for the Portfolio's account.

Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., Putnam Investment Management, Inc., Massachusetts Financial Services Company, Morgan Stanley Asset Management, Inc., Warburg, Pincus Counsellors, Inc. and Merrill Lynch Asset Management, L.P. serve as the investment advisers (each an "EQAT Adviser" and together the "EQAT Advisers") to one or more of the EQAT Portfolios. Each EQAT Adviser is a well known investment adviser and mutual fund manager in the U.S. and/or Europe. Additional information regarding each EQAT Adviser appears in the EQAT prospectus, attached at the end of this supplement.

INVESTMENT POLICIES OF THE TRUSTS' PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. The policies and objectives of the portfolios are as follows:


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PORTFOLIO                   INVESTMENT POLICY                                       OBJECTIVE
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FIXED  INCOME SERIES:
DOMESTIC FIXED INCOME:
---------------------

ALLIANCE MONEY              Primarily  high  quality   short-term   money  market   High   level   of   current   income   while
MARKET..................    instruments.                                            preserving assets and maintaining liquidity.

ALLIANCE INTERMEDIATE       Primarily  debt  securities  issued or  guaranteed by   High   current   income    consistent   with
GOVERNMENT                  the    U.S.    Government,     its    agencies    and   relative stability of principal.
SECURITIES..............    instrumentalities.  Each investment will have a final
                            maturity of not more than 10 years or a duration  not
                            exceeding that of a 10-year Treasury note.

ALLIANCE QUALITY BOND...    Primarily investment grade fixed-income securities.     High   current   income    consistent   with
                                                                                    preservation of capital.
AGGRESSIVE FIXED INCOME:
-----------------------

ALLIANCE HIGH YIELD.....    Primarily   a   diversified   mix  of   high   yield,   High  return by  maximizing  current  income
                            fixed-income  securities involving greater volatility   and,  to the  extent  consistent  with  that
                            of price and risk of  principal  and income than high   objective, capital appreciation.
                            quality  fixed-income  securities.   The  medium  and
                            lower quality debt  securities in which the Portfolio
                            may invest are known as "junk bonds."
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PORTFOLIO                   INVESTMENT POLICY                                       OBJECTIVE
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EQUITY SERIES:
DOMESTIC EQUITY:
---------------
T. ROWE PRICE EQUITY        Primarily    dividend   paying   common   stocks   of    Substantial   dividend   income   and  also
INCOME..................    established companies.                                   capital appreciation.

EQ/PUTNAM GROWTH &          Primarily  common  stocks  that offer  potential  for    Capital  growth and,  secondarily,  current
INCOME VALUE ...........    capital   growth   and  may,   consistent   with  the    income.
                            Portfolio's   investment  objective,   invest  in
                            common  stocks that offer  potential  for current
                            income.

ALLIANCE GROWTH &           Primarily   income   producing   common   stocks  and    High total return  through a combination of
INCOME..................    securities convertible into common stocks.               current income and capital appreciation.

ALLIANCE EQUITY INDEX...    Selected  securities  in the  S&P's  500  Index  (the    Total  return  performance   (before  trust
                            "Index")  which the  adviser  believes  will,  in the    expenses   and  Separate   Account   annual
                            aggregate,  approximate  the  performance  results of    expenses) that  approximates the investment
                            the Index.                                               performance   of   the   Index   (including
                                                                                     reinvestment  of dividends) at a risk level
                                                                                     consistent with that of the Index.

MERRILL LYNCH BASIC         Securities,  primarily  equities,  that the Portfolio    Capital   appreciation  and,   secondarily,
VALUE EQUITY............    adviser   believes  are   undervalued  and  therefore    income.
                            represent basic investment value.

ALLIANCE COMMON             Primarily   common   stock  and   other   equity-type    Long-term  growth of capital and increasing
STOCK...................    instruments.                                             income.

MFS RESEARCH............    A  substantial  portion of assets  invested in common    Long-term  growth  of  capital  and  future
                            stock or securities  convertible into common stock of    income.
                            companies   believed  by  the  Portfolio  adviser  to
                            possess  better than average  prospects for long-term
                            growth.

INTERNATIONAL EQUITY:
--------------------
ALLIANCE GLOBAL.........    Primarily equity  securities of non-United  States as    Long-term growth of capital.
                            well as United States companies.

ALLIANCE INTERNATIONAL..    Primarily equity securities  selected  principally to    Long-term growth of capital.
                            permit  participation in non-United  States companies
                            with prospects for growth.

T. ROWE PRICE               Primarily  common  stocks  of  established   non-United  Long-term growth of capital.
INTERNATIONAL STOCK.....    States companies.

MORGAN STANLEY EMERGING     Primarily equity securities of emerging market country   Long-term capital appreciation.
MARKETS EQUITY..........    (i.e. foreign) issuers.

AGGRESSIVE EQUITY:
-----------------
ALLIANCE AGGRESSIVE         Primarily   common   stocks   and   other   equity-type  Long-term growth of capital.
STOCK...................    securities  issued by medium  and other  smaller  sized
                            companies with strong growth potential.

WARBURG PINCUS SMALL        Primarily in a portfolio of equity  securities of small  Long-term capital appreciation.
COMPANY VALUE...........    capitalization   companies   (i.e.,   companies  having
                            market  capitalizations  of $1  billion or less at
                            the time of initial  purchase)  that the Portfolio
                            adviser considers to be relatively undervalued.

ALLIANCE SMALL CAP          Primarily  U.S.  common  stock  and  other  equity-type  Long-term growth of capital.
GROWTH..................    securities  issued by smaller  companies with favorable
                            growth prospects.
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PORTFOLIO                  INVESTMENT POLICY                                        OBJECTIVE
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AGGRESSIVE EQUITY (CONT.):

MFS EMERGING               Primarily   in  common   stocks of emerging   growth     Long-term growth of capital.
GROWTH COMPANIES........   companies  that  the  Portfolio  adviser believes are
                           early in  their  life  cycle  but  which  have the
                           potential to become major enterprises.
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ASSET ALLOCATION SERIES:
ALLIANCE CONSERVATIVE      Diversified mix of  publicly-traded,  fixed-income  and  High   total   return   without,   in  the
INVESTORS...............   equity  securities;  asset mix and  security  selection  adviser's    opinion,    undue   risk   to
                           are  primarily  based upon  factors  expected to reduce  principal.
                           risk.  The  Portfolio  is  generally  expected  to hold
                           approximately   70%  of  its  assets  in  fixed  income
                           securities and 30% in equity securities.

EQ/PUTNAM BALANCED......   A  well-diversified  portfolio of stocks and bonds that  Balanced investment.
                           will produce both capital growth and current income.

ALLIANCE BALANCED.......   Primarily   common   stocks,    publicly-traded    debt  High  return   through  a  combination  of
                           securities  and high quality money market  instruments.  current income and capital appreciation.
                           The Portfolio is generally expected to hold 50% of
                           its assets in equity  securities  and 50% in fixed
                           income securities.

ALLIANCE GROWTH            Diversified mix of  publicly-traded,  fixed-income  and  High  total  return  consistent  with  the
INVESTORS...............   equity  securities;  asset mix and  security  selection  adviser's determination of reasonable risk.
                           based upon factors excepted to increase  possibility of
                           high  long-term  return.  The  Portfolio  is  generally
                           expected  to hold  approximately  70% of its  assets in
                           equity securities and 30% in fixed income securities.

MERRILL LYNCH WORLD        Primarily  of  equity  and  fixed  income   securities,  High total investment return.
STRATEGY................   including convertible securities,  of U. S. and foreign
                           issuers.
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DEDUCTIONS AND CHARGES

FROM THE TRUSTS. The information under the section "FROM THE TRUST" in your prospectus is revised as follows:

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT or Class IB shares of corresponding portfolios of the EQAT at net asset value. That price reflects investment management fees, any Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

   The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below shows (i) the investment management fees paid by the HRT in 1996 and (ii) other expenses deducted from HRT assets in 1996, both restated to reflect the fees and other expenses that would have been paid to Alliance if the present investment advisory agreement had been in effect as of January 1, 1996. These restated fees and expenses are based on average net assets for 1996. For actual investment management fees and other expenses paid by HRT in 1996, see the HRT prospectus. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other HRT expenses are likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table on the next page as an annual percentage of each portfolio's daily average net assets:

                                         1996 FEES AND EXPENSES RESTATED AS IF SUBJECT TO 1997 ADVISORY AGREEMENT
                                         --------------------------------------------------------------------------

                                                              RESTATED 1996            RESTATED 1996             RESTATED 1996
                HRT PORTFOLIO                                MANAGEMENT FEE           OTHER EXPENSES            TOTAL EXPENSES
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                Alliance Money Market                              0.35%                     0.04%                    0.39%
                Alliance Intermediate Govt.                        0.50%                     0.09%                    0.59%
                Securities
                Alliance Quality Bond                              0.53%                     0.05%                    0.58%
                Alliance High Yield                                0.60%                     0.06%                    0.66%
                Alliance Growth & Income                           0.55%                     0.05%                    0.60%
                Alliance Equity Index                              0.33%                     0.05%                    0.38%
                Alliance Common Stock                              0.38%                     0.03%                    0.41%
                Alliance Global                                    0.65%                     0.08%                    0.73%
                Alliance International                             0.90%                     0.18%                    1.08%
                Alliance Aggressive Stock                          0.55%                     0.03%                    0.58%
                Alliance Small Cap Growth*                         0.90%**                   0.10%***                 1.00%***
                Alliance Conservative Investors                    0.48%                     0.07%                    0.55%
                Alliance Balanced                                  0.42%                     0.05%                    0.47%
                Alliance Growth Investors                          0.53%                     0.06%                    0.59%

---------------------------------

*Commenced operations on May 1, 1997.  **Maximum management fee payable.  ***Estimated 1997 expenses.

EQ Advisors Trust. The table below shows (i) the annual rates payable by the EQAT for management fees in 1997, (ii) Rule 12b-1 distribution fees and (iii) other estimated expenses to be deducted from EQAT assets in 1997. Other EQAT expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, 12b-1 fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:



                                                                                             ESTIMATED 1997   ESTIMATED 1997
                EQAT PORTFOLIO                         1997 MANAGEMENT      12B-1 FEES      OTHER EXPENSES*   TOTAL EXPENSES
                -------------------------------------------------------------------------------------------------------------

                T. Rowe Price Equity Income                 0.55%              0.25%             0.05%            0.85%
                EQ/Putnam Growth & Income Value             0.55%              0.25%             0.05%            0.85%
                Merrill Lynch Basic Value Equity            0.55%              0.25%             0.05%            0.85%
                MFS Research                                0.55%              0.25%             0.05%            0.85%
                T. Rowe Price International Stock           0.75%              0.25%             0.20%            1.20%
                Morgan Stanley Emerging Markets             1.15%              0.25%             0.35%            1.75%
                Equity
                Warburg Pincus Small Company Value          0.65%              0.25%             0.10%            1.00%
                MFS Emerging Growth Companies               0.55%              0.25%             0.05%            0.85%
                EQ/Putnam Balanced                          0.55%              0.25%             0.10%            0.90%
                Merrill Lynch World Strategy                0.70%              0.25%             0.25%            1.20%

                -------------------------------------
                * After fee waivers or assumptions by EQAT's Manager pursuant to an expense limitation agreement. See the attached EQAT prospectus.

INVESTMENT PERFORMANCE. Footnote 7 to the Separate Account FP financial statements included herein contains information about the net return for each Fund which commenced operations prior to December 31, 1996. The attached prospectus for The Hudson River Trust contains rates of return and other portfolio performance information of the HRT for various periods ended December 31, 1996. No historical performance information for the EQAT and for the Alliance Small Cap Growth Portfolio of the HRT is available. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call
(212) 314-3310.

The values reported in footnote 7 for all Policies are computed using net rates of return for the corresponding portfolios of the HRT. The returns reported in footnote 7 for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

YOUR POLICY  ACCOUNT VALUE

HOW WE DETERMINE THE UNIT VALUE. The description of "business day" and the unit values applicable to different types of transactions is revised as follows:

We determine unit values for the Funds at the end of each business day. Generally, a business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office on a day we are closed, or after the New York Stock Exchange closes, the transaction date will be the next following business day.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When an automatic transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

DISTRIBUTION. Certain of the information presented under the caption "DISTRIBUTION" in your prospectus is revised as follows: EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and one of the principal underwriters of the EQAT, and is also a distributor of our variable life insurance policies and variable annuity contracts. EQF is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and also is the Manager of the EQAT. EQF's principal business address is 1755 Broadway, New York, NY 10019. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934 Act) and is a member of the National Association of Securities Dealers, Inc. In 1995 and 1996, Equitable Variable paid EQF a fee of $325,380 annually for its services as distributor of its policies.

ILLUSTRATIONS OF POLICY BENEFITS. Certain of the information under this caption in your prospectus is revised as follows: The new aggregate expense assumption for the portfolios is 0.63% per annum (0.59% per annum for investment management fees and 0.04% per annum for other expenses). The investment management fee assumption is the average of the advisory fees payable for each HRT Portfolio (except Alliance Small Cap Growth) based on assets as of December 31, 1996, restated to reflect certain changes effective May 1, 1997 in the investment advisory agreement between the HRT and its Investment Adviser, and the maximum advisory fee payable for the EQAT and the Alliance Small Cap Growth Portfolios. The other expense assumption is the weighted average of the restated other expenses of the HRT Portfolios (except Alliance Small Cap Growth) based on assets as of December 31, 1996, and estimates of the annual other expenses expected to be paid by the EQAT and Alliance Small Cap Growth Portfolios
(including any applicable 12b-1 distribution fees). The tables under this caption in your prospectus have not been restated to reflect this new portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your Equitable agent.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.


FINANCIAL STATEMENTS. The financial statements of Separate Account FP and Equitable included in this prospectus supplement have been audited for the years ended December 31, 1996, 1995 and 1994 by the accounting firm of Price Waterhouse LLP, independent accountants, as stated in their reports. The financial statements of Separate Account FP and Equitable for the years ended December 31, 1996, 1995 and 1994 included in this prospectus supplement have been so included in reliance on the reports of Price Waterhouse LLP, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the funds in the Separate Account. The financial statements of Separate Account FP include perniods prior to the merger when
Separate Account FP was part of Equitable Variable Life Insurance Company ("Equitable Variable"). As mentioned in a previously distributed supplement, Equitable Variable was merged with and into Equitable on January 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS


Report of Independent Accounts.....................................................................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1996......................................................      FSA-3
      Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994................................      FSA-4
      Statements of Changes in Net Assets for the Years Ended December 31, 1996, 1995 and 1994.....................      FSA-8
      Notes to Financial Statements................................................................................     FSA-12


+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.


                                      FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Intermediate Government Securities Fund, Quality Bond Fund, High Yield Fund, Growth & Income Fund, Equity Index Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund, Balanced Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1996 and the results of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a resonable basis for the opinion expressed above. The rates of return information presented in note 7 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.






Price Waterhouse LLP
New York, New York
February 10, 1997

                                     FSA-2

EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


                                             INTERMEDIATE
                                 MONEY        GOVERNMENT     QUALITY          HIGH        GROWTH &       EQUITY        COMMON
                                 MARKET       SECURITIES       BOND           YIELD        INCOME         INDEX         STOCK
                                  FUND           FUND          FUND           FUND          FUND          FUND           FUND
                               -----------  -------------  ------------   -------------  -----------   -----------   --------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 6)
   Cost:    $  242,546,651.. $242,570,674
                44,817,781..                 $44,676,302
               127,911,618..                               $125,949,796
                96,502,438..                                              $102,167,262
                32,957,253..                                                             $38,031,591
                73,126,833..                                                                           $94,575,057
             1,277,628,295..                                                                                         $1,572,061,192
               374,535,031..
                39,937,334..
               747,842,158..
               167,148,611..
               388,200,062..
               631,813,336..
Receivable for The Hudson
   River Trust shares sold..           --             --             --             --           --            --           967,531
Receivable for policy
   related transactions ....    8,940,540         77,313             --        105,241       122,406       188,428               --
                             ------------   ------------   ------------   ------------   -----------   -----------   --------------
Total Assets................  251,511,214     44,753,615    125,949,796    102,272,503    38,153,997    94,763,485    1,573,028,723
                             ------------   ------------   ------------   ------------   -----------   -----------   --------------
LIABILITIES
Payable for The Hudson
   River Trust shares
   purchased ...............    9,060,754         87,411         28,516        149,241       129,487       188,527               --
Payable for policy related
   transactions ............           --             --        173,197             --            --            --          983,555
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4) .............      577,366        538,792        533,770        733,423       558,057       337,447        1,267,289
                             ------------    -----------   ------------   ------------   -----------   -----------   --------------
Total Liabilities ..........    9,638,120        626,203        735,483        882,664       687,544       525,974        2,250,844
                             ------------    -----------   ------------   ------------   -----------   -----------   --------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.......... $241,873,094    $44,127,412   $125,214,313   $101,389,839   $37,466,453   $94,237,511   $1,570,777,879
                             ============    ===========   ============   ============   ===========   ===========   ==============


                                                                                    ASSET ALLOCATION SERIES
                                                                           ------------------------------------------
                                                             AGGRESSIVE     CONSERVATIVE                   GROWTH
                                 GLOBAL       INTERNATIONAL    STOCK          INVESTORS     BALANCED      INVESTORS
                                  FUND            FUND         FUND             FUND          FUND          FUND
                              ------------    ------------- ------------   -------------- ------------   ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 6)
   Cost:    $  242,546,651..
                44,817,781..
               127,911,618..
                96,502,438..
                32,957,253..
                73,126,833..
             1,277,628,295..
               374,535,031..  $433,153,085
                39,937,334..                  $41,795,127
               747,842,158..                                $794,459,393
               167,148,611..                                               $174,848,746
               388,200,062..                                                              $430,582,886
               631,813,336..                                                                             $698,964,029
Receivable for shares of
   The Hudson River Trust ...      802,100             --      3,729,663        114,675        142,333             --
Receivable for policy
   related transactions .....           --        159,777             --             --             --         41,689
                              ------------    -----------   ------------   ------------   ------------   ------------
Total Assets.................  433,955,185     41,954,904    798,189,056    174,963,421    430,725,219    699,005,718
                              ------------    -----------   ------------   ------------   ------------   ------------
LIABILITIES
Payable for The Hudson
   River Trust shares
   purchased ................           --        135,983             --             --             --        245,089
Payable for policy
   related transactions .....      577,736             --      3,989,373         97,966        399,398             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4) ..............      600,145        242,714        600,552        526,975        631,766        521,008
                              ------------    -----------   ------------   ------------   ------------   ------------
Total Liabilities ...........    1,177,881        378,697      4,589,925        624,941      1,031,164        766,097
                              ------------    -----------   ------------   ------------   ------------   ------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS........... $432,777,304    $41,576,207   $793,599,131   $174,338,480   $429,694,055   $698,239,621
                              ============    ===========   ============   ============   ============   ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      INTERMEDIATE GOVERNMENT
                                                                  MONEY MARKET FUND                        SECURITIES FUND
                                                         ------------------------------------  -----------------------------------
                                                             1996        1995         1994        1996        1995         1994
                                                         ----------  -----------  -----------  ----------  ----------  -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ............ $9,126,793   $9,225,401   $5,368,883  $2,367,498   $2,010,283  $ 5,671,984

  Expenses (Note 3):
     Mortality and expense risk charges ...............  1,025,149      954,556      826,379     245,038      197,721      527,675
                                                        ----------  -----------  -----------  ----------   ----------  -----------

NET INVESTMENT INCOME .................................  8,101,644    8,270,845    4,542,504   2,122,460    1,812,562    5,144,309
                                                        ----------   ----------- -----------  ----------   ----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ..............   (110,954)    (432,347)      95,530    (490,315)    (810,768) (10,163,976)
     Realized gain distribution from
        The Hudson River Trust ........................         --           --           --          --           --           --
                                                        ----------  -----------  -----------  ----------    ---------  -----------

NET REALIZED GAIN (LOSS) ..............................   (110,954)    (432,347)      95,530    (490,315)    (810,768) (10,163,976)

  Unrealized appreciation/(depreciation) on investments:
     Beginning of period ..............................     89,976       32,760      (14,267)    145,522   (2,736,863)  (1,617,237)
     End of period ....................................     24,023       89,976       32,760    (141,479)     145,522   (2,736,863)
                                                        ----------  -----------  -----------  ----------   ----------  -----------

  Change in unrealized appreciation/(depreciation)
     during the period ................................    (65,953)      57,216       47,027    (287,001)   2,882,385   (1,119,626)
                                                        ----------  -----------  -----------  ----------    ---------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ......................................   (176,907)    (375,131)     142,557    (777,316)   2,071,617  (11,283,602)
                                                        ----------  -----------  -----------  ----------    ---------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................... $7,924,737   $7,895,714   $4,685,061  $1,345,144   $3,884,179  $(6,139,293)
                                                        ==========  ===========  ===========  ==========   ==========  ===========



                                                                       QUALITY BOND FUND
                                                            -----------------------------------------
                                                                1996           1995           1994
                                                            -----------    -----------    -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ............      $8,972,983    $ 7,958,285    $ 8,123,722

  Expenses (Note 3):
     Mortality and expense risk charges ...............         869,312        767,627        689,178
                                                            -----------    -----------    -----------

NET INVESTMENT INCOME .................................       8,103,671      7,190,658      7,434,544
                                                            -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ..............      (1,130,915)      (632,666)      (410,697)
     Realized gain distribution from
        The Hudson River Trust ........................              --             --             --
                                                            -----------    -----------    -----------

NET REALIZED GAIN (LOSS) ...............................     (1,130,915)      (632,666)      (410,697)

  Unrealized appreciation/(depreciation) on investments:
     Beginning of period ..............................      (2,105,676)   (15,521,200)    (1,886,621)
     End of period ....................................      (1,961,822)    (2,105,676)   (15,521,200)
                                                            -----------    -----------    -----------

  Change in unrealized appreciation/(depreciation)
     during the period ................................         143,854     13,415,524    (13,634,579)
                                                            -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ......................................        (987,061)    12,782,858    (14,045,276)
                                                            -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................     $ 7,116,610    $19,973,516    $(6,610,732)
                                                            ===========    ===========    ===========

See Notes to Financial Statements.

+ Formerly known as Separate Account FP of Equitable Variable Life Insurance Company.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                              HIGH YIELD FUND                       GROWTH & INCOME FUND
                                                 -----------------------------------------   ------------------------------------
                                                     1996          1995           1994          1996        1995         1994
                                                 ------------  ------------  -------------   ----------  -----------  -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ....   $ 8,696,039    $ 6,518,568    $ 4,578,946   $  525,200   $  380,677   $ 108,492

  Expenses (Note 3):
     Mortality and expense risk charges .......       518,429        371,369        305,522      155,175       69,716      19,204
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET INVESTMENT INCOME .........................     8,177,610      6,147,199      4,273,424      370,025      310,961      89,288
                                                  -----------    -----------    -----------   ----------   ----------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ......       939,559       (179,454)      (328,199)       5,198        2,791     (11,709)
     Realized gain distribution from
        The Hudson River Trust ................     6,119,053             --             --    1,943,415           --          --
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET REALIZED GAIN (LOSS) ......................     7,058,612       (179,454)      (328,199)   1,948,613        2,791     (11,709)

  Unrealized appreciation/(depreciation) on
  investments:
     Beginning of period ......................     3,823,981       (873,103)     4,734,999    2,123,346     (141,585)       (904)
     End of period ............................     5,664,824      3,823,981       (873,103)   5,074,338    2,123,346    (141,585)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

  Change in unrealized appreciation/
     (depreciation) during the period .........     1,840,843      4,697,084     (5,608,102)   2,950,992    2,264,931    (140,681)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ..............................     8,899,455      4,517,630     (5,936,301)   4,899,605    2,267,722    (152,390)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................   $17,077,065    $10,664,829    $(1,662,877)  $5,269,630   $2,578,683   $ (63,102)
                                                  ===========    ===========    ===========   ==========   ==========   =========



                                                               EQUITY INDEX FUND
                                                   ------------------------------------------
                                                      1996            1995           1994*
                                                   -----------    ------------    ----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ....    $ 1,751,848     $   964,775     $596,180

  Expenses (Note 3):
     Mortality and expense risk charges .......        605,961         289,199      152,789
                                                   -----------     -----------     --------

NET INVESTMENT INCOME ..........................     1,145,887         675,576      443,391
                                                   -----------     -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ......      8,013,073           3,060       (6,949)
     Realized gain distribution from
        The Hudson River Trust ................      3,889,944         536,890      134,154
                                                   -----------     -----------     --------

NET REALIZED GAIN (LOSS) ......................     11,903,017         539,950      127,205

  Unrealized appreciation/(depreciation) on
  investments:
     Beginning of period ......................     12,451,765        (399,286)          --
     End of period ............................     21,448,224      12,451,765     (399,286)
                                                   -----------     -----------     --------

  Change in unrealized appreciation/
     (depreciation) during the period .........      8,996,459      12,851,051     (399,286)
                                                   -----------     -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ..............................     20,899,476      13,391,001     (272,081)
                                                   ------------    -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .............................    $22,045,363     $14,066,577     $171,310
                                                   ===========     ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on October 1, 1994.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                            COMMON STOCK FUND                      GLOBAL STOCK FUND
                                             -------------------------------------------  ---------------------------------------
                                                   1996           1995         1994           1996         1995           1994
                                             --------------   ------------  ------------  ------------ ------------   -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The
    Hudson River Trust.....................  $ 11,773,551   $ 14,259,262  $ 11,755,355    $ 7,019,392   $ 5,152,442   $2,768,605

  Expenses (Note 3):
    Mortality and expense
      risk charges.........................     8,267,795      6,050,368     4,741,008      2,314,066     1,743,898    1,211,620
                                             ------------   ------------   -----------    -----------   -----------   ----------

NET INVESTMENT INCOME......................     3,505,756      8,208,894     7,014,347      4,705,326     3,408,544    1,556,985
                                             ------------   ------------   -----------    -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  (Note 2):
    Realized gain (loss)
    on investments.........................    30,128,838     16,793,683       292,144      4,971,547     3,049,444    3,347,704
    Realized gain distribution
    from The Hudson
    River Trust............................   157,423,606     63,838,178    43,936,280     18,802,992     9,214,950    4,821,242
                                             ------------   ------------   -----------    -----------   -----------   ----------

NET REALIZED GAIN (LOSS)...................   187,552,444     80,631,861    44,228,424     23,774,539    12,264,394    8,168,946

  Unrealized appreciation/
  (depreciation) on investments:
    Beginning of period....................   181,824,279     (2,048,649)   71,350,568     36,525,596     3,130,280    7,062,877
    End of period..........................   294,432,897    181,824,279    (2,048,649)    58,618,054    36,525,596    3,130,280
                                             ------------   ------------   -----------    -----------   -----------   ----------

  Change in unrealized
    appreciation/(depreciation)
    during the period......................   112,608,618    183,872,928   (73,399,217)    22,092,458    33,395,316   (3,932,597)
                                             ------------    -----------  ------------    -----------   -----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...........................   300,161,062    264,504,789   (29,170,793)    45,866,997    45,659,710    4,236,349
                                             ------------   ------------  ------------    -----------   -----------   ----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS..........................  $303,666,818   $272,713,683  $(22,156,446)   $50,572,323   $49,068,254   $5,793,334
                                             ============   ============  ============    ===========   ===========   ==========


                                                   INTERNATIONAL FUND                   AGGRESSIVE STOCK FUND
                                               ---------------------------     -----------------------------------------
                                                  1996            1995*          1996           1995            1994
                                               -----------    ------------     -----------   ------------     ----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The
    Hudson River Trust.....................    $  575,524      $195,500    $  1,661,263    $  1,268,689     $    400,102

  Expenses (Note 3):
    Mortality and expense
      risk charges.........................       164,149        36,471       4,086,388       2,702,978        1,944,639
                                               ----------      --------    ------------    ------------     ------------

NET INVESTMENT INCOME......................       411,375       159,029      (2,425,125)     (1,434,289)      (1,544,537)
                                               ----------      --------    ------------    ------------     ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  (Note 2):
    Realized gain (loss)
    on investments.........................       (28,490)         (790)     30,549,608      11,560,966       (6,075,250)
    Realized gain distribution
    from The Hudson
    River Trust............................       737,771        51,741     133,080,595      61,903,470               --
                                               ----------      --------    ------------    ------------     ------------

NET REALIZED GAIN (LOSS)...................       709,281        50,951     163,630,203      73,464,436       (6,075,250)

  Unrealized appreciation
  (depreciation) on investments:
    Beginning of period....................       667,906            --      80,271,118      30,761,318       35,185,988
    End of period..........................     1,857,793       667,906      46,617,235      80,271,118       30,761,318
                                               ----------      --------    ------------    ------------     ------------

  Change in unrealized
    appreciation (depreciation)
    during the period......................     1,189,887       667,906     (33,653,883)     49,509,800       (4,424,670)
                                               ----------      --------    ------------    ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...........................     1,899,168       718,857     129,976,320     122,974,236      (10,499,920)
                                               ----------      --------    ------------    ------------     ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS..........................    $2,310,543      $877,886    $127,551,195    $121,539,947     $(12,044,457)
                                               ==========      ========    ============    ============     ============

See Notes to Financial Statements.

* Commencement of Operations on April 3, 1995.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                      FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            ASSET ALLOCATION SERIES
                                                -----------------------------------------------------------------------------------
                                                      CONSERVATIVE INVESTORS FUND                      BALANCED FUND
                                                ---------------------------------------   -----------------------------------------
                                                    1996         1995          1994          1996          1995           1994
                                                -----------  -----------  -------------   -----------   -----------   -------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust....    $ 7,737,745  $ 8,169,109    $ 6,205,574   $13,094,730   $12,276,328   $ 10,557,487

  Expenses (Note 3):
    Mortality and expense risk charges.......      1,046,858      921,294        750,164     2,490,188     2,237,982      2,103,510
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET INVESTMENT INCOME........................      6,690,887    7,247,815      5,455,410    10,604,542    10,038,346      8,453,977
                                                 -----------  -----------    -----------   -----------   -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments......       (752,434)    (378,551)      (421,502)     (873,535)   (2,466,524)       858,164
    Realized gain distribution from
      The Hudson River Trust.................      4,429,977    1,068,272             --    34,113,772    10,894,130             --
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET REALIZED GAIN (LOSS).....................      3,677,543      689,721       (421,502)   33,240,237     8,427,606        858,164

  Unrealized appreciation/(depreciation)
  on investments:
    Beginning of period......................     10,362,120   (8,767,697)     1,915,037    43,097,187    (2,878,875)    37,960,661
    End of period............................      7,700,135   10,362,120     (8,767,697)   42,382,824    43,097,187     (2,878,875)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

  Change in unrealized appreciation/
  (depreciation) during the period...........     (2,661,985)  19,129,817    (10,682,734)     (714,363)   45,976,062    (40,839,536)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.............................      1,015,558   19,819,538    (11,104,236)   32,525,874    54,403,668    (39,981,372)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $ 7,706,445  $27,067,353    $(5,648,826)  $43,130,416   $64,442,014   $(31,527,395)
                                                 ===========  ===========    ===========   ===========   ===========   ============




                                                      ASSET ALLOCATION SERIES
                                              ----------------------------------------
                                                       GROWTH INVESTORS FUND
                                              ----------------------------------------
                                                 1996           1995          1994
                                              -----------   ------------  ------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust.... $15,504,412   $ 15,855,901  $ 10,663,204

  Expenses (Note 3):
    Mortality and expense risk charges.......   3,746,683      2,796,354     1,995,747
                                              -----------   ------------  ------------

NET INVESTMENT INCOME........................  11,757,729     13,059,547     8,667,457
                                              -----------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments......   1,799,247      1,752,185       241,591
    Realized gain distribution from
      The Hudson River Trust.................  73,474,967      7,421,853            --
                                              -----------   ------------  ------------

NET REALIZED GAIN (LOSS).....................  75,274,214      9,174,038       241,591

  Unrealized appreciation/(depreciation)
  on investments:
    Beginning of period......................  81,785,873       (770,693)   20,567,604
    End of period............................  67,150,693     81,785,873      (770,693)
                                              -----------   ------------  ------------

  Change in unrealized appreciation/
  (depreciation) during the period........... (14,635,180)    82,556,566   (21,338,297)
                                              -----------   ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.............................  60,639,034     91,730,604   (21,096,706)
                                              -----------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................. $72,396,763   $104,790,151  $(12,429,249)
                                              ===========   ============  ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                      FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                        MONEY MARKET FUND                INTERMEDIATE GOVERNMENT SECURITIES FUND
                                          --------------------------------------------  ------------------------------------------
                                               1996           1995           1994          1996            1995          1994
                                          -------------  -------------  --------------  ------------   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...............    $  8,101,644   $  8,270,845   $  4,542,504    $ 2,122,460    $ 1,812,562   $  5,144,309
  Net realized gain (loss) ............        (110,954)      (432,347)        95,530       (490,315)      (810,768)   (10,163,976)
  Change in unrealized appreciation/
   (depreciation) on investments ......         (65,953)        57,216         47,027       (287,001)     2,882,385     (1,119,626)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  Net increase (decrease)in net assets
    from operations ...................       7,924,737      7,895,714      4,685,061      1,345,144      3,884,179     (6,139,293)
                                           ------------   ------------   ------------    -----------    -----------   ------------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...............     101,890,108     96,773,056     82,536,703     10,397,104     11,016,347     18,915,140
  Benefits and other policy related
    transactions (Note 3) .............     (38,404,209)   (39,770,849)   (32,432,771)    (7,387,385)    (6,286,070)    (5,813,181)
  Net transfers among funds ...........     (36,607,946)     4,776,165    (25,466,044)     2,645,675        953,149   (125,116,319)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  Net increase (decrease)in net assets
    from policy related transactions ..      26,877,953     61,778,372     24,637,888      5,655,394      5,683,426   (112,014,360)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ......         (63,127)       (36,640)       (24,067)       (22,170)       (72,636)        15,335
                                           ------------   ------------   ------------    -----------    -----------   ------------

  INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS.......      34,739,563     69,637,446     29,298,882      6,978,368      9,494,969   (118,138,318)
  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF PERIOD .     207,133,531    137,496,085    108,197,203     37,149,044     27,654,075    145,792,393
                                           ------------   ------------   ------------    -----------    -----------   ------------

  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .......    $241,873,094   $207,133,531   $137,496,085    $44,127,412    $37,149,044   $ 27,654,075
                                           ============   ============   ============    ===========    ===========   ============



                                                         QUALITY BOND FUND
                                          -----------------------------------------------
                                              1996              1995            1994
                                          -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...............  $  8,103,671     $  7,190,658     $  7,434,544
  Net realized gain (loss) ............    (1,130,915)        (632,666)        (410,697)
  Change in unrealized appreciation/
   (depreciation) on investments ......       143,854       13,415,524      (13,634,579)
                                         ------------     ------------     ------------


  Net increase (decrease) in net assets
    from operations ...................     7,116,610       19,973,516       (6,610,732)
                                         ------------     ------------     ------------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...............     5,753,712        2,516,135          850,240
  Benefits and other policy related
    transactions (Note 3) .............   (32,021,058)      (3,189,044)      (2,891,278)
  Net transfers among funds ...........     6,117,471        2,462,969       25,765,197
                                         ------------     ------------     ------------

  Net increase (decrease) in net assets
    from policy related transactions ..   (20,149,875)       1,790,060       23,724,159
                                         ------------     ------------     ------------

  NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ......       (39,868)        (712,602)         255,654
                                         ------------     ------------     ------------

  INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS.......   (13,073,133)      21,050,974       17,369,081
  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF PERIOD .   138,287,446      117,236,472       99,867,391
                                         ------------     ------------     ------------

  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .......  $125,214,313     $138,287,446     $117,236,472
                                         ============     ============     ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                          HIGH YIELD FUND                         GROWTH & INCOME FUND
                                           -------------------------------------------   -----------------------------------------
                                               1996             1995          1994           1996          1995           1994
                                           -------------   ------------   ------------   ------------  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income .................   $  8,177,610    $ 6,147,199    $ 4,273,424    $   370,025   $   310,961    $   89,288
  Net realized gain (loss) ..............      7,058,612       (179,454)      (328,199)     1,948,613         2,791       (11,709)
  Change in unrealized appreciation/
    (depreciation) on investments .......      1,840,843      4,697,084     (5,608,102)     2,950,992     2,264,931      (140,681)
                                            ------------    -----------    -----------    -----------   -----------    -----------


  Net increase (decrease)in net assets
    from operations......................     17,077,065     10,664,829     (1,662,877)     5,269,630     2,578,683       (63,102)
                                            ------------    -----------    -----------    -----------   -----------    ----------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) .................     19,454,716     15,333,474     14,287,345     11,382,745     6,464,035     2,953,965
  Benefits and other policy
    related transactions (Note 3) .......    (16,165,764)    (8,211,013)    (7,162,537)    (2,909,569)   (1,385,132)     (481,430)
  Net transfers among funds .............      9,301,980      4,789,450    (11,048,174)     5,211,758     5,274,221     3,033,230
                                            ------------    -----------    -----------    -----------   -----------    ----------

  Net increase (decrease) in net assets
    from policy related transactions ....     12,590,932     11,911,911     (3,923,366)    13,684,934    10,353,124     5,505,765
                                            ------------    -----------    -----------    -----------   -----------    ----------

NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP (Note 4) ..........       (209,120)      (100,679)        16,028       (106,424)     (221,877)        6,113
                                            ------------    -----------    -----------    -----------   -----------    ----------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ..........     29,458,877     22,476,061     (5,570,215)    18,848,140    12,709,930     5,448,776
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, BEGINNING OF PERIOD .....     71,930,962     49,454,901     55,025,116     18,618,313     5,908,383       459,607
                                            ------------    -----------    -----------    -----------   -----------    ----------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, END OF PERIOD ...........   $101,389,839    $71,930,962    $49,454,901    $37,466,453   $18,618,313    $5,908,383
                                            ============    ===========    ===========    ===========   ===========    ==========



                                                       EQUITY INDEX FUND
                                           --------------------------------------------
                                               1996            1995            1994*
                                           ------------    ------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income .................   $ 1,145,887     $   675,576     $   443,391
  Net realized gain (loss) ..............    11,903,017         539,950         127,205
  Change in unrealized appreciation/
    (depreciation) on investments .......     8,996,459      12,851,051        (399,286)
                                            -----------     -----------     -----------


  Net increase (decrease)
    from operations......................    22,045,363      14,066,577         171,310
                                            -----------     -----------     -----------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) .................    33,692,683      10,308,871         690,540
  Benefits and other policy related
    transactions (Note 3) ...............   (56,493,042)     (2,111,532)       (472,818)
  Net transfers among divisions .........    23,434,912      18,305,589      30,736,505
                                            -----------     -----------     -----------

  Net increase (decrease) in net assets
    policy related transactions .........       634,553      26,502,928      30,954,227
                                            -----------     -----------     -----------

NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP (Note 4) ..........       (66,020)        (71,293)           (134)
                                            -----------     -----------     -----------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ..........    22,613,896      40,498,212      31,125,403
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, BEGINNING OF PERIOD .....    71,623,615      31,125,403              --
                                            -----------     -----------     -----------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, END OF PERIOD ...........   $94,237,511     $71,623,615     $31,125,403
                                            ===========     ===========     ===========

See Notes to Financial Statements.

* Commencement of Operations on October 1, 1994.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                COMMON STOCK FUND                                GLOBAL STOCK FUND
                                 -------------------------------------------------   ---------------------------------------------
                                      1996              1995             1994            1996            1995            1994
                                 ---------------   ---------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income ........  $    3,505,756    $    8,208,894    $  7,014,347    $  4,705,326    $  3,408,544    $  1,556,985
  Net realized gain (loss) .....     187,552,444        80,631,861      44,228,424      23,774,539      12,264,394       8,168,946
  Change in unrealized
    appreciation/(depreciation)
    on investments .............     112,608,618       183,872,928     (73,399,217)     22,092,458      33,395,316      (3,932,597)
                                  --------------    --------------    ------------    ------------    ------------    ------------

  Net increase (decrease)in net
    assets from operations .....     303,666,818       272,713,683     (22,156,446)     50,572,323      49,068,254       5,793,334
                                  --------------    --------------    ------------    ------------    ------------    ------------

FROM POLICY RELATED
  TRANSACTIONS:
  Net premiums (Note 3) ........     271,193,481       216,068,996     171,525,812      96,457,308      92,666,618      77,766,997
  Benefits and other policy
    related transactions
    (Note 3) ...................    (154,302,728)     (118,456,643)    (93,481,219)    (43,292,191)    (37,507,499)    (23,371,745)
Net transfers among funds ......       4,064,266       (34,354,864)     19,730,410      (4,363,741)    (12,472,104)     47,610,957
                                  --------------    --------------    ------------    ------------    ------------    ------------

Net increase (decrease) in net
  assets from policy related
  transactions .................     120,955,019        63,257,489      97,775,003      48,801,376      42,687,015     102,006,209
                                  --------------    --------------    ------------    ------------    ------------    ------------

NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP
  (Note 4) .....................        (429,232)         (392,099)         44,948         (93,415)        (96,720)        (17,737)
                                  --------------    --------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS ATTRIBUTABLE TO
  POLICYOWNERS .................     424,192,605       335,579,073      75,663,505      99,280,284      91,658,549     107,781,806
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  BEGINNING OF PERIOD ..........   1,146,585,274       811,006,201     735,342,696     333,497,020     241,838,471     134,056,665
                                  --------------    --------------    ------------    ------------    ------------    ------------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  END OF PERIOD ................  $1,570,777,879    $1,146,585,274    $811,006,201    $432,777,304    $333,497,020    $241,838,471
                                  ==============    ==============    ============    ============    ============    ============


                                     INTERNATIONAL FUND                  AGGRESSIVE STOCK FUND
                                 ---------------------------   ----------------------------------------------
                                     1996           1995*          1996            1995            1994
                                 ------------   ------------   -------------   -------------   --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income ........   $   411,375    $   159,029    $ (2,425,125)   $ (1,434,289)   $ (1,544,537)
  Net realized gain (loss) .....       709,281         50,951     163,630,203      73,464,436      (6,075,250)
  Change in unrealized
    appreciation/(depreciation)
    on investments .............     1,189,887        667,906     (33,653,883)     49,509,800      (4,424,670)
                                   -----------    -----------    ------------    ------------    ------------
  Net increase (decrease)in net
    assets from operations .....     2,310,543        877,886     127,551,195     121,539,947     (12,044,457)
                                   -----------    -----------    ------------    ------------    ------------
FROM POLICY RELATED
  TRANSACTIONS:
  Net premiums (Note 3) ........    12,055,154      2,028,670     167,830,465     121,962,483     101,932,221
  Benefits and other policy
    related transactions
    (Note 3) ...................    (2,295,079)      (339,723)    (85,246,883)    (63,165,185)    (48,604,650)
Net transfers among funds ......    17,095,516      9,885,952      28,481,572      19,367,834       4,346,636
                                   -----------    -----------    ------------    ------------    ------------
Net increase (decrease) in net
  assets from policy related
  transactions .................    26,855,591     11,574,899     111,065,154      78,165,132      57,674,207
                                   -----------    -----------    ------------    ------------    ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP
  (Note 4) .....................       (21,865)       (20,847)       (205,349)       (188,813)         35,791
                                   -----------    -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS ATTRIBUTABLE TO
  POLICYOWNERS .................    29,144,269     12,431,938     238,411,000     199,516,266      45,665,541
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  BEGINNING OF PERIOD ..........    12,431,938             --     555,188,131     355,671,865     310,006,324
                                   -----------    -----------    ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  END OF PERIOD ................   $41,576,207    $12,431,938    $793,599,131    $555,188,131    $355,671,865
                                   ===========    ===========    ============    ============    ============

See Notes to Financial Statements.

* Commencement of Operations on April 3, 1995.

+ Formerly known as Separate Account FP of Equitable Variable Life Insurance Company.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                     ASSET ALLOCATION SERIES
                                     ---------------------------------------------------------------------------------------------
                                             CONSERVATIVE INVESTORS FUND                          BALANCED FUND
                                     ---------------------------------------------   ---------------------------------------------
                                           1996           1995            1994            1996            1995            1994
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...........   $  6,690,887    $  7,247,815    $  5,455,410    $ 10,604,542    $ 10,038,346    $  8,453,977
  Net realized gain (loss) ........      3,677,543         689,721        (421,502)     33,240,237       8,427,606         858,164
  Change in unrealized appreciation/
    (depreciation) on investments..     (2,661,985)     19,129,817     (10,682,734)       (714,363)     45,976,062     (40,839,536)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase(decrease)in net
    assets from operations ........      7,706,445      27,067,353      (5,648,826)     43,130,416      64,442,014     (31,527,395)
                                      ------------    ------------    ------------    ------------    ------------    ------------
FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...........     38,133,118      41,419,959      48,492,315      60,530,048      63,451,955      70,116,900
  Benefits and other policy related
    transactions (Note 3) .........    (25,456,269)    (22,866,003)    (21,612,430)    (50,274,632)    (48,742,571)    (45,655,363)
  Net transfers among funds .......    (18,095,700)     (3,379,296)     (2,076,793)    (22,122,080)    (18,908,540)    (19,954,097)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net
    assets from policy related
    transactions ..................      5,418,851      15,174,660      24,803,092     (11,866,664)     (4,199,156)      4,507,440
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE
  IN SEPARATE ACCOUNT FP (Note 4) .        (36,213)        (95,412)         22,600        (134,906)        (93,214)         47,322
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ....      2,251,381      42,146,601      19,176,866      31,128,846      60,149,644     (26,972,633)
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, BEGINNING OF PERIOD .....    172,087,099     129,940,498     110,763,632     398,565,209     338,415,565     365,388,198
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, END OF PERIOD ...........   $174,338,480    $172,087,099    $129,940,498    $429,694,055    $398,565,209    $338,415,565
                                      ============    ============    ============    ============    ============    ============




                                                ASSET ALLOCATION SERIES
                                       ---------------------------------------------
                                                 GROWTH INVESTORS FUND
                                       ---------------------------------------------
                                           1996             1995           1994
                                       -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...........     $ 11,757,729    $ 13,059,547    $  8,667,457
  Net realized gain (loss) ........       75,274,214       9,174,038         241,591
  Change in unrealized appreciation/
    (depreciation) on investments..      (14,635,180)     82,556,566     (21,338,297)
                                        ------------    ------------    ------------
  Net increase (decrease) in net
    assets from operations ........       72,396,763     104,790,151     (12,429,249)
                                        ------------    ------------    ------------
FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...........      159,654,177     155,616,059     139,140,391
  Benefits and other policy related
    transactions (Note 3) .........      (81,943,749)    (68,357,709)    (54,863,821)
  Net transfers among funds .......       (7,652,116)     (3,269,896)     20,294,785
                                        ------------    ------------    ------------
  Net increase (decrease) in net
    assets from policy related
    transactions ..................       70,058,312      83,988,454     104,571,355
                                        ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE
  IN SEPARATE ACCOUNT FP (Note 4) .          (93,120)       (120,493)         15,372
                                        ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ....      142,361,955     188,658,112      92,157,478
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, BEGINNING OF PERIOD .....      555,877,666     367,219,554     275,062,076
                                        ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, END OF PERIOD ...........     $698,239,621    $555,877,666    $367,219,554
                                        ============    ============    ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1.  General

     On September 19, 1996 the Board of Directors of The Equitable Life Assurance Society of the United States ( "Equitable Life") approved an Agreement and Plan of Merger by and between Equitable Life and Equitable Variable Life Insurance Company (the "Merger Agreement"). The merger was completed on January 1, 1997. On that date, and in accordance with the provisions of the Merger Agreement, the separate existence of Equitable Variable Life Insurance Company ("Equitable Variable Life") was ceased and Equitable Life survived the merger. From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life.

     Equitable Variable Life, a wholly-owned subsidiary of Equitable Life, established Separate Account FP (the Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment funds: the Money Market Fund, the Intermediate Government Securities Fund, the Quality Bond Fund, the High Yield Fund, the Growth & Income Fund, the Equity Index Fund, the Common Stock Fund, the Global Fund, the International Fund, the Aggressive Stock Fund, the Conservative Investors Fund, the Balanced Fund, and the Growth Investors Fund. The assets in each Fund are invested in Class IA shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account  supports the  operations of Incentive  Life,  flexible  premium variable life insurance policies, Incentive Life 2000, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, Incentive Life Plus,(SM)
    flexible premium variable life insurance policies, IL Protector,(SM) flexible premium variable life insurance policies, IL COLI, flexible premium variable life insurance policies, IL COLI II, flexible premium variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive
    Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. Incentive Life Plus policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest rate account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest rate account of the General Account and other Separate Accounts of ($7,511,567), $6,569,672 and $35,120,632 for the years ended 1996, 1995 and 1993, respectively, are included in Net Transfers Among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.


+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners, Incentive Life Plus Original Series, IL COLI, and IL COLI II deduct this charge from the Policy Account. Under SP-Flex, Equitable Life also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000, IL Protector and IL COLI II policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are allocated to the Account for Incentive Life, Incentive Life Plus, IL COLI, IL COLI II and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, IL COLI II and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, IL COLI II and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life in the Account arises principally from
    (1) contributions from Equitable Life, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                  Years Ended December 31,
                                           -------------------------------------
     INVESTMENT FUND                          1996         1995          1994
     ---------------                          ----         ----          ----
     Money Market                               --     $  (250,000)         --
     Intermediate Government Securities         --        (165,000)         --
     Quality Bond                        $  (125,000)   (4,800,000)         --
     High Yield                                 --        (100,000)         --
     Growth & Income                         (75,000)     (685,000)         --
     Equity Index                               --            --    $   200,000
     Common Stock                           (185,000)  $  (630,000)         --
     Global                                     --        (130,000)         --
     International                              --         200,000          --
     Aggressive Stock                       (125,000)     (350,000)         --
     Conservative Investors                  (80,000)         --            --
     Balanced                                (90,000)         --            --
     Growth Investors                       (175,000)         --            --
     Short-Term World Income                    --            --     (5,165,329)
                                         -----------   -----------   -----------
                                         $  (855,000)  $(6,910,000) $(4,965,329)
                                         ===========   ===========   ===========


+ Formerly  known as Equitable  Variable Life  Insurance Company Separate
  Account FP.
                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

5.  Distribution and Servicing Agreements

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Share Substitution

     On February 22, 1994, Equitable Variable Life, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was $2,192,109. The statements of operations and statements of changes in net assets for the Intermediate Government Securities Portfolio is combined with the Short-Term World Income Portfolio for periods prior to the merger on February 22, 1994. The Short-Term World Income Fund is not available for future investment.

7.  Investment Returns

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, IL COLI II and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon net assets for a policy whose policy commences with the beginning date of such period and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

+ Formerly  known as Equitable  Variable Life  Insurance Company Separate
  Account FP.
                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 1996

RATES OF RETURN:
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------


                                                                YEARS ENDED DECEMBER 31,
                              -----------------------------------------------------------------------------------------------
MONEY MARKET FUND               1996     1995     1994      1993     1992     1991     1990      1989     1988      1987
-----------------               ----     ----     ----      ----     ----     ----     ----      ----     ----      ----
Gross return..............      5.33%    5.74%    4.02%    3.00%     3.56%    6.18%    8.24%    9.18%     7.32%     6.63%
Net return................      4.70%    5.11%    3.39%    2.35%     2.94%    5.55%    7.59%    8.53%     6.68%     5.99%


                                                                         APRIL 1(A) TO
                                      YEARS ENDED DECEMBER 31,            DECEMBER 31,
INTERMEDIATE GOVERNMENT       -----------------------------------------------------------
SECURITIES FUND                 1996    1995    1994    1993    1992          1991
---------------                 ----    ----    ----    ----    ----          ----
Gross return..............     3.78%   13.33% (4.37)%  10.58%   5.60%        12.26%
Net return................     3.15%   12.65% (4.95)%   9.88%   4.96%        11.60%

                                       YEARS ENDED          OCTOBER 1(A) TO
                                      DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
QUALITY BOND FUND               1996     1995      1994           1993
-----------------               ----     ----      ----           ----
Gross return..............     5.36%    17.02%    (5.10)%       (0.51)%
Net return................     4.73%    16.32%    (5.67)%       (0.66)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
HIGH YIELD FUND                 1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
---------------                 ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%   5.13%     9.73%    4.68%
Net return................     22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%   4.50%     9.08%    4.05%

                                     YEARS ENDED        OCTOBER 1(A) TO
                                     DECEMBER 31,         DECEMBER 31,
                              -------------------------------------------
GROWTH & INCOME FUND            1996      1995    1994        1993
--------------------            ----      ----    ----        ----
Gross return..............     20.09%    24.07% (0.58)%     (0.25)%
Net return................     19.36%    23.33% (1.17)%     (0.41)%


                                         YEARS ENDED            SEPTEMBER 30(A)
                                         DECEMBER 31,           TO DECEMBER 31,
                              ---------------------------------------------------
EQUITY INDEX FUND                    1996             1995            1994
-----------------                    ----             ----            ----
Gross return..............          22.39%           36.48%          1.08%
Net return................          21.65%           35.66%          0.58%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
COMMON STOCK FUND               1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
-----------------               ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%    7.49%
Net return................     23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%    6.84%


                                                                                                                 AUGUST 31(A) TO
                                                           YEARS ENDED DECEMBER 31,                               DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
GLOBAL FUND                     1996     1995     1994     1993      1992     1991     1990     1989     1988         1987
-----------                     ----     ----     ----     ----      ----     ----     ----     ----     ----         ----
Gross return..............     14.60%   18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%   10.88%      (13.27)%
Net return................     13.91%   18.11%    4.60%   31.33%   (1.10)%   29.77%   (6.63)%  26.17%   10.22%      (13.45)%


                              YEARS ENDED  APRIL 3(A) TO
                               DECEMBER     DECEMBER 31,
                                  31,
                              ----------------------------
INTERNATIONAL FUND               1996           1995
------------------               ----           ----
Gross return..............       9.82%         11.29%
Net return................       9.15%         10.79%

----------
*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.  Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
AGGRESSIVE STOCK FUND           1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%    7.31%
Net return................     21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%    6.66%

ASSET ALLOCATION SERIES
                                                                                             OCTOBER 2(A)
                                                                                                  TO
                                              YEARS ENDED DECEMBER 31,                      DECEMBER 31,
CONSERVATIVE               --------------------------------------------------------------------------------
INVESTORS FUND                1996     1995     1994      1993     1992     1991     1990        1989
--------------                ----     ----     ----      ----     ----     ----     ----        ----
Gross return..............   5.21%    20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%      3.09%
Net return................   4.57%    19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%      2.94%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
BALANCED FUND                   1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
-------------                   ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%   (0.85)%
Net return................     11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%   (1.45)%

GROWTH INVESTORS FUND         1996     1995     1994      1993     1992     1991     1990        1989
---------------------         ----     ----     ----      ----     ----     ----     ----        ----
Gross return..............   12.61%   26.37%   (3.15)%   15.26%    4.90%   48.89%   10.66%      3.98%
Net return................   11.93%   25.62%   (3.73)%   14.58%    4.27%   48.01%   10.00%      3.82%


RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                                                                             AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,
                             -----------------------------------------------------------------
MONEY MARKET FUND               1996        1995        1994        1993           1992
-----------------               ----        ----        ----        ----           ----
Gross return..............      5.33%      5.74%       4.02%       3.00%          1.11%
Net return................      4.38%      4.80%       3.08%       2.04%          0.77%

INTERMEDIATE GOVERNMENT
SECURITIES FUND                 1996        1995        1994        1993           1992
---------------                 ----        ----        ----        ----           ----
Gross return..............      3.78%      13.33%     (4.37)%      10.58%         0.90%
Net return................      2.84%      12.31%     (5.23)%       9.55%         0.56%

                                                                 OCTOBER 1(A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
                             -----------------------------------------------------
QUALITY BOND FUND               1996        1995        1994          1993
-----------------               ----        ----        ----          ----
Gross return..............      5.36%      17.02%     (5.10)%        (0.51)%
Net return................      4.41%      15.97%     (5.95)%        (0.73)%

                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
                             -----------------------------------------------------------------
HIGH YIELD FUND                 1996        1995        1994        1993          1992
---------------                 ----        ----        ----        ----          ----
Gross return..............     22.89%      19.92%     (2.79)%      23.15%         1.84%
Net return................     21.77%      18.84%     (3.66)%      22.04%         1.50%

                                                                OCTOBER 1(A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
                             -----------------------------------------------------
GROWTH & INCOME FUND            1996        1995        1994          1993
--------------------            ----        ----        ----          ----
Gross return..............     20.09%      24.07%     (0.58)%        (0.25)%
Net return................     19.00%      22.96%     (1.47)%        (0.48)%

----------

*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.  Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

                                      YEARS ENDED          MARCH 1(A) TO
                                     DECEMBER 31,          DECEMBER 31,
                             ---------------------------------------------
EQUITY INDEX FUND                 1996          1995           1994
-----------------                 ----          ----           ----
Gross return..............       22.39%        36.48%         1.08%
Net return................       21.28%        35.26%         0.33%

                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
                             -----------------------------------------------------------------
COMMON STOCK FUND               1996        1995        1994        1993          1992
-----------------               ----        ----        ----        ----          ----
Gross return..............     24.28%      32.45%     (2.14)%      24.84%          5.28%
Net return................     23.15%      31.26%     (3.02)%      23.70%          4.93%

GLOBAL FUND
-----------
Gross return..............     14.60%      18.81%      5.23%       32.09%          4.87%
Net return................     13.56%      17.75%      4.29%       30.93%          4.52%

AGGRESSIVE STOCK FUND
---------------------
Gross return..............     22.20%      31.63%     (3.81)%      16.77%         11.49%
Net return................     21.09%      30.46%     (4.68)%      15.70%         11.11%


                               YEARS ENDED       APRIL 3(A) TO
                              DECEMBER 31,        DECEMBER 31,
                             ----------------------------------
INTERNATIONAL FUND                1996               1995
------------------                ----               ----
Gross return..............        9.82%             11.29%
Net return................        8.82%             10.55%

ASSET ALLOCATION SERIES
                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
CONSERVATIVE INVESTORS       -----------------------------------------------------------------
FUND                            1996        1995        1994        1993          1992
----                            ----        ----        ----        ----          ----
Gross return..............      5.21%      20.40%     (4.10)%      10.76%         1.38%
Net return................      4.26%      19.32%     (4.96)%       9.81%         1.04%

BALANCED FUND                   1996        1995        1994        1993          1992
-------------                   ----        ----        ----        ----          ----
Gross return..............     11.68%      19.75%     (8.02)%      12.28%         5.37%
Net return................     10.67%      18.68%     (8.84)%      11.30%         5.02%

GROWTH INVESTORS FUND           1996        1995        1994        1993          1992
---------------------           ----        ----        ----        ----          ----
Gross return..............     12.61%      26.37%     (3.15)%      15.26%         6.89%
Net return................     11.59%      25.24%     (4.02)%      14.24%         6.53%

----------------
(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)
---------------------------------------


                                           YEARS ENDED DECEMBER 31,
                               -------------------------------------------------
                                         1996                    1995
                                         ----                    ----
Money Market Fund..............         5.33%                    5.69%


Intermediate Government
Securities Fund................         3.78%                   13.31%


Quality Bond Fund..............         5.36%                   17.13%


High Yield Fund................         22.89%                  19.95%


Growth & Income Fund...........         20.09%                  24.38%


Equity Index Fund..............         22.38%                  36.53%


Common Stock Fund..............         24.28%                  33.07%


Global Fund....................         14.60%                  19.38%


                            YEAR ENDED DECEMBER 31, APRIL 30 TO DECEMBER 31, (A)
                            ----------------------------------------------------
                                         1996                    1995
                                         ----                    ----
International Fund.............         9.81%                   11.29%


                                           YEARS ENDED DECEMBER 31,
                            ----------------------------------------------------
                                         1996                    1995
                                         ----                    ----
Aggressive Stock Fund..........         22.20%                  33.00%


ASSET ALLOCATION SERIES
                                           YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------
                                         1996                    1995
                                         ----                    ----

Conservative Investors Fund....         5.21%                   20.59%


Balanced Fund..................         11.68%                  20.32%


Growth Investors Fund..........         12.61%                  26.92%


---------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
IL PROTECTOR*(b)
----------------



                                        AUGUST 5 TO DECEMBER 31,(A)
                                       ----------------------------
                                                  1996
                                                  ----
Money Market Fund.....................            2.98%


Intermediate Government
Securities Fund.......................           4.49%


Quality Bond Fund.....................           7.86%


High Yield Fund.......................           13.90%


Growth & Income Fund..................           15.63%


Equity Index Fund.....................           16.25%


Common Stock Fund.....................           17.44%


Global Fund...........................           6.78%


Inernational Fund.....................           2.11%


Aggressive Stock Fund.................           6.22%


ASSET ALLOCATION SERIES

                                        AUGUST 5 TO DECEMBER 31,(A)
                                       ----------------------------
                                                  1996
                                                  ----

Conservative Investors Fund...........           7.94%


Balanced Fund.........................           8.67%


Growth Investors Fund.................           9.38%


----------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset changes for this policy and therefore the gross and net rates of return are the same.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
SP-FLEX
-------

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
MONEY MARKET FUND              1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------------              ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............     5.33%    5.74%    4.02%    3.00%     3.56%    6.17%    8.24%     9.18%    7.32%        2.15%
Net return................     3.44%    3.86%    2.17%    1.13%     1.71%    4.29%    6.30%     7.24%    5.41%        1.62%


                                                                    APRIL 1(A)
                                                                       TO
                                    YEARS ENDED DECEMBER 31,       DECEMBER 31,
INTERMEDIATE GOVERNMENT      --------------------------------------------------
SECURITIES FUND               1996    1995    1994    1993    1992      1991
---------------               ----    ----    ----    ----    ----      ----
Gross return..............    3.78%  13.33% (4.37)%  10.58%  5.60%     12.10%
Net return................    1.91%  11.31% (6.08)%   8.57%  3.71%     10.59%


                                                           SEPTEMBER 1(A)
                                     YEARS ENDED                TO
                                     DECEMBER 31,           DECEMBER 31,
                             ----------------------------------------------
QUALITY BOND FUND                 1996           1995           1994
-----------------                 ----           ----           ----
Gross return..............        5.36%         17.02%         (2.20)%
Net return................        3.47%         14.94%         (2.35)%


                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
HIGH YIELD FUND                1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
---------------                ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%        1.95%
Net return................    20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%        1.39%



                                                            SEPTEMBER 1(A)
                                     YEARS ENDED                TO
                                     DECEMBER 31,           DECEMBER 31,
                             ----------------------------------------------
GROWTH & INCOME FUND              1996           1995           1994
--------------------              ----           ----           ----
Gross return..............       20.09%         24.07%         (3.40)%
Net return................       17.93%         21.87%         (3.55)%

EQUITY INDEX FUND                 1996           1995           1994
-----------------                 ----           ----           ----
Gross return..............       22.39%         36.48%         (2.54)%
Net return................       20.19%         34.06%         (2.69)%

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
COMMON STOCK FUND              1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------------              ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%      (22.57)%
Net return................    22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%      (23.00)%

GLOBAL FUND                    1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------                    ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%      (11.40)%
Net return................    12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%    8.90%      (11.86)%


                              YEARS ENDED   APRIL 3(A) TO
                              DECEMBER 31,  DECEMBER 31,
                             ------------------------------
INTERNATIONAL FUND                1996          1995
------------------                ----          ----
Gross return..............       9.82%         11.29%
Net return................       7.84%          9.82%

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
AGGRESSIVE STOCK FUND          1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %     (24.28)%
Net return................    20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%     (24.68)%

----------
(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996



                                    YEARS ENDED            SEPTEMBER 1(A) TO
ASSET ALLOCATION SERIES            DECEMBER 31,               DECEMBER 31,
CONSERVATIVE INVESTORS  ------------------------------------------------------
FUND                          1996              1995              1994
----                          ----              ----              ----
Gross return..........        5.21%            20.40%           (1.83)%
Net return............        3.32%            18.26%           (1.98)%

                                                                                                                 AUGUST 31(A) TO
                                                        YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                        ----------------------------------------------------------------------------------------------------------
BALANCED FUND              1996     1995      1994      1993      1992     1991      1990      1989      1988         1987
-------------              ----     ----      ----      ----      ----     ----      ----      ----      ----         ----
Gross return..........    11.68%   19.75%   (8.02)%    12.28%    (2.83)%  41.27%    0.24 %    25.83%    13.27%      (20.26)%
Net return............     9.67%   17.62%   (9.66)%    10.31%    (4.57)%  38.75%   (1.56)%    23.59%    11.25%      (20.71)%


                                    YEARS ENDED            SEPTEMBER 1(A) TO
                                   DECEMBER 31,               DECEMBER 31,
GROWTH INVESTORS        ------------------------------------------------------
FUND                          1996              1995              1994
----                          ----              ----              ----
Gross return...........      12.61%            26.37%           (3.16)%
Net return.............      10.58%            24.12%           (3.31)%

----------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-21

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of
        Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the  first  quarter  of 1995,  the  Company  adopted  SFAS  No.  114,
        "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2)
        million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In  1991,   management  adopted  a  plan  to  discontinue  the  business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its
        $100.0  million   revolving  credit  facility  and  its  $100.0  million
        commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law
        Section 4226 and deceptive practices under New York General Business Law
        Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled  Fletcher,  et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston
        General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net
        (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

MANAGEMENT                                                            APPENDIX A

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                    BUSINESS EXPERIENCE
BUSINESS ADDRESS                      WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Claude Bebear                         Director  of  Equitable  since  July  1991.  Chairman  of the  Board of the  Holding  Company
AXA-UAP                               (February  1996-present)  and a Director of other  affiliates of  Equitable.  Chairman of the
23, Avenue Matignon                   Executive Board of AXA-UAP  ("AXA-UAP")  since January 1997.  Prior thereto,  he was Chairman
75008 Paris, France                   and Chief  Executive  Officer  of AXA S.A.  Chief  Executive  Officer  of the  AXA-UAP  Group
                                      (formerly  known  as the  AXA  Group)  since  1974  and   Chairman  or  Director  of numerous
                                      subsidiaries  and  affiliated companies of the AXA-UAP Group.
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Brocksom               Director  of  Equitable  since  July 1992.  Chief  Executive  Officer,  AXA Equity & Law Life
AXA Equity & Law                      Assurance  Society PLC ("AXA Equity & Law") and various  directorships  and officerships with
Elbury 9                              AXA Equity & Law affiliated companies.
Weedon Lane
Buckinghamshire HP 6505
England
------------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                    Director of Equitable  since July 1992.  Senior  Executive Vice President Human Resources and
AXA-UAP                               Communications of AXA-UAP, and various positions with AXA-UAP affiliated companies.  Director
23, Avenue Matignon                   of the Holding Company.
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                     Director  of  Equitable  since  September  1993.  Vice  Chairman  of the Board of the Holding
AXA-UAP                               Company since February 1996.  Senior  Executive  Vice President  Financial  Services and Life
23, Avenue Matignon                   Insurance  Activities of AXA-UAP since 1996. Also Director or Officer of various subsidiaries
75008 Paris, France                   and affiliates of the AXA-UAP Group.  Director of the Holding  Company and of other Equitable affiliates.  Previously held other officerships with the AXA Group.
------------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                      Director  of  Equitable  since May 1982.  Chairman  (since  April  1988) and Chief  Executive
The McGraw-Hill Companies             Officer (since April 1983) of The McGraw-Hill Companies.  Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                      Director of  Equitable  since July 1986.  Chairman  (since  April  1990) and Chief  Executive
Sprint Corporation                    Officer (since 1985) of Sprint Corporation.  Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
------------------------------------------------------------------------------------------------------------------------------------

Jean-Rene Fourtou                     Director of Equitable since July 1992.  Chairman and Chief Executive  Officer,  Rhone-Poulenc
Rhone-Poulenc S.A.                    S.A.  since  1986.  Member of the  Supervisory  Board of  AXA-UAP.  Director  of the  Holding
25, Quai Paul Doumer                  Company.
92408 Courbevoie Cedex
France
------------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                     Director of Equitable since March 1989.  President, Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
------------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                      Director of Equitable since July 1991.  Partner,  LeBoeuf,  Lamb, Greene & MacRae since 1965.
LeBouef, Lamb, Greene & MacRae        Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
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                                      A-1


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                    BUSINESS EXPERIENCE
BUSINESS ADDRESS                      WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
------------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                       Director of Equitable  since August 1987.  Retired  Chairman and Chief  Executive  Officer of
Harris Corporation                    Harris Corporation (retired since July 1995); previously held  other officerships with Harris
1025 NASA Boulevard                   Corporation.  Director of the Holding Company.
Melbourne, FL  32919
------------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                Director of Equitable since July 1992.  Managing  Director of Dillon,  Read & Co., Inc. since
Dillon, Read & Co., Inc.              1975 and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10022
------------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson              Director of Equitable  since December 1996.  President of CPC Specialty  Markets Group of CPC
CPC Specialty Markets Group           International,  Inc. since 1993. Prior thereto,  President of CPC Specialty Products and Best
700 Sylvan Avenue                     Foods Exports. Director of the Holding Company
Englewood Cliffs, NJ 07632
------------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                      Director of Equitable  since July 1992.  President of Jarmain Group Inc. since 1979;  also an
Jarmain Group Inc.                    Officer  or  Director  of  several  affiliated  companies.   Chairman  and  Director  of  FCA
121 King Street West                  International  Ltd.  Director  of various AXA  affiliated  companies.  Previously  held other
Suite 2525, Box 36                    officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9,
Canada
------------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.               Director of Equitable since January 1986. Retired Chairman and Chief Executive  Officer,  JWT
184-400 Ocean Road                    Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
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Winthrop Knowlton                     Director of Equitable since October 1973.  Chairman of the Board of Knowlton  Brothers,  Inc.
Knowlton Brothers, Inc.               since May 1989; also President of Knowlton  Associates,  Inc. since September 1987;  Director
530 Fifth Avenue                      of the Holding Company.
New York, NY  10036
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Arthur L. Liman                       Director of Equitable since March 1984.  Partner,  Paul, Weiss,  Rifkind,  Wharton & Garrison
Paul, Weiss, Rifkind,                 since 1966. Director of the Holding Company.
Wharton and Garrison
1285 Avenue of the Americas
New York, NY  10019
------------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                        Director of Equitable since July 1992.  Partner, Cravath, Swaine & Moore since 1965.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
------------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne             Director  of  Equitable  since  February  1996.  Chairman  and  Chief  Executive  Officer  of
Schneider S.A.                        Schneider  S.A. since 1981 and Chairman or Director of numerous  subsidiaries  and affiliated
64-70, Avenue Jean-Baptiste Clement   companies of Schneider.  Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
------------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                  Director  of  Equitable  since May 1987.  Retired  Chairman  and Chief  Executive  Officer of
P.O. Box 397                          American  Cyanamid  Company  (until  April 1993);  previously  held other  officerships  with
Newton, NJ  07860                     American Cyanamid. Director of the Holding Company.
------------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                      Director of  Equitable  since March 1991.  Chairman and Chief  Executive  Officer of Alliance
Alliance Capital  Management          since  1977  and  Chairman  or Director of numerous  subsidiaries  and affiliated  companies
Corporation                           of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
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------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS and DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
William  T. McCaffrey                   Director,  Senior  Executive  Vice President and Chief  Operating  Officer of Equitable (all
                                        since  February  1996).  Executive Vice  President and Chief  Administrative  Officer (since
                                        February 1994) of the Holding Company.  Director of various Equitable affiliated  companies.
                                        Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Joseph J. Melone                        Chairman, Chief Executive Officer and President of Equitable. Chief Executive Officer of the
                                        Holding  Company since February 1996 and Director and President of the Holding Company since
                                        May 1992. Director of various Equitable and AXA-UAP affiliated companies.
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

A. Frank Beaz                           Senior Vice President,  Equitable.  Executive Vice President, EQ Financial Consultants, Inc.
                                        ("EQF") (since May 1995). Director, Equitable Realty Assets Corporation since December 1996.
                                        Previously held other officerships with Equitable.
------------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Senior Vice President, Equitable. Previously held other officerships with Equitable.
------------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior  Vice  President  and  Deputy  Chief   Financial   Officer,  Equitable.  Senior  Vice
                                        President,  the Holding  Company;  Vice  President and Director,  EQ Advisors  Trust (EQAT);
                                        Chairman of Frontier Trust Company and Director of various Equitable  affiliated  companies.
                                        Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Vice President and Treasurer,  Equitable and the Holding Company; Treasurer,  EquiSource and
                                        Frontier Trust Company.  Vice President and Treasurer,  Equitable Casualty Insurance Company
                                        and EQAT. Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Jerry M. de St. Paer                    Executive Vice President,  Equitable.  Senior  Executive Vice President (since May 1996) and
                                        Chief Financial  Officer (since May 1992) of the Holding  Company.  Executive Vice President
                                        and Chief  Operating  Officer (since  September 1994) of Equitable  Investment  Corporation.
                                        Director of various Equitable  affiliated  companies.  Previously held various  officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Gordon G. Dinsmore                      Senior Vice  President,  Equitable.  Executive Vice President,  EQF. Vice  President,  EQAT.
                                        Director of other Equitable  affiliated  companies.  Previously held other officerships with
                                        Equitable and its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and  Controller,  Equitable and the Holding  Company.  Previously held other officerships with Equitable and its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice President and Auditor,  Equitable.  Vice President and Auditor,  Holding Company
                                        (since September 1994). Vice President/Auditor,  National Westminster Bank (November 1984 to
                                        June 1993).

------------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive Vice President and General Counsel, Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice President and Chief Compliance Officer,  Equitable.  Previously held other officerships with Equitable.

------------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice President, Equitable. Chairman and Chief Executive Officer, EQF. Vice President,
                                        EQAT and HRT. Director,  Equitable Underwriting and Sales Agency (Bahamas),  Ltd. (since May
                                        1996) and Colorado (since January 1995).  Previously held other  officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive Vice President and Chief Investment Officer,  Equitable.  Executive Vice President
                                        (since May 1995) and Chief Investment Officer (since July 1995),  Holding Company.  Trustee,
                                        HRT and  President  and  Trustee,  EQAT.  Director of Alliance  and  Equitable  Real Estate.
                                        Executive Vice President EQF. Prior to May 1995, Vice President/Manager, Insurance Companies
                                        Investment  Strategies  Group,  Salomon  Brothers,  Inc. Prior to November 1992, with Morgan
                                        Stanley & Co., Inc., as Principal, Fixed Income Insurance Group.
------------------------------------------------------------------------------------------------------------------------------------


                                                                A-3


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President, Equitable. Director of Equitable Agri-Business,  Inc. Previously held other officerships with Equitable and its affiliates.

------------------------------------------------------------------------------------------------------------------------------------

Michael J. Rich                         Senior Vice President,  Equitable.  Prior to October 1994,  Vice President of  Underwriting,
                                        John Hancock Mutual Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
Pauline  Sherman                        Company, Vice President,  Secretary and Associate General Counsel, Equitable and the Holding
                                        both since September 1995. Previously held other officerships with Equitable.
------------------------------------------------------------------------------------------------------------------------------------
Samuel B. Shlesinger                    Senior Vice  President  and  Actuary,  Equitable.  Director,  Chairman  and Chief  Executive
                                        Officer,  The  Equitable  of  Colorado,  Inc.  since  1985.  Vice  President,  HRT and EQAT.
                                        Previously held other officerships with Equitable and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Executive  Vice  President and Chief Agency  Officer,  Equitable,  since August 1994.  Prior thereto, with Equitable as Sales/Agency Manager.
------------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Senior  Executive Vice President and Chief  Financial  Officer,  Equitable since April 1996.
                                        Executive Vice President,  Holding Company. Vice President,  EQAT. Prior thereto,  Chairman,
                                        Insurance Consulting and Actuarial Practice, Coopers & Lybrand.
------------------------------------------------------------------------------------------------------------------------------------


COMMUNICATING PERFORMANCE DATA                                      APPENDIX B

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM  MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page B-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1996 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to the EQAT portfolios and managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                                                   AVERAGE ANNUAL RATES OF RETURN

FOR THE
FOLLOWING                                       LONG-TERM        LONG-TERM      INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON         GOVERNMENT        CORPORATE       TERM GOV'T        TREASURY           PRICE
12/31/96:                       STOCKS            BONDS            BONDS            BONDS            BILLS            INDEX
--------                        ------            -----            -----            -----            -----            -----
 1 year..................        23.07%           -0.93%            1.40%            2.10%            5.21%            3.58%
 3 years.................        19.66             6.36             6.72             4.19             4.90             2.93
 5 years.................        15.20             8.98             8.52             6.17             4.22             2.89
10 years.................        15.28             9.39             9.48             7.77             5.46             3.70
20 years.................        14.55             9.54             9.71             9.14             7.28             5.15
30 years.................        11.85             7.75             8.24             8.27             6.73             5.39
40 years.................        11.18             6.51             6.99             7.08             5.80             4.47
50 years.................        12.59             5.33             5.76             5.89             4.89             4.08
60 years.................        11.19             5.06             5.38             5.32             4.10             4.13
Since 1926...............        10.71             5.08             5.64             5.21             3.74             3.12
Inflation Adjusted
Since 1926...............         7.36             1.90             2.44             2.02             0.60

----------------------------
*Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1997 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

Long-term Corporate Bonds -- For the period 1969 - 1996, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1996; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                                  CHAMPION(TM)
                                      2000

                          Prospectus Dated May 1, 1994

Champion 2000 is a modified premium variable whole life insurance policy issued by Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable).

Although the policy specifies a scheduled premium, you may, within limits, skip scheduled premium payments or make optional premium payments. Skipping scheduled premium payments could, however, result in policy lapse.

Net premiums are deposited in a Policy Account. Policy Account values increase or decrease with credited interest and/or investment experience and reflect certain deductions and charges. You may allocate your Policy Account value to a guaranteed fixed return and variable return investment strategies. The Hudson River Trust (Trust) is the mutual fund which provides the underlying basis for the variable return investment strategies. The Trust is a series fund with twelve different investment portfolios:

o  Money Market                           o Growth & Income       Asset Allocation Series:
o  Intermediate Government Securities     o Equity Index          o Conservative Investors
o  Quality Bond                           o Common Stock          o Growth Investors
o  High Yield                             o Global
o  Balanced                               o Aggressive Stock

Champion 2000 provides a death benefit if the insured person dies while the policy is in effect. You may choose either a fixed benefit equal to the Face Amount of the policy or a variable benefit equal to the Face Amount plus a portion of the Policy Account. You can reduce the Face Amount and change the death benefit option, within limits.

You may draw upon Policy Account value through loans, partial withdrawals or policy surrender, within limits. A charge will apply if you surrender the policy during the first fifteen years. This charge will also apply if you reduce the policy's Face Amount or if the policy lapses during this time.

Regardless of your policy's investment experience, the policy will not lapse as long as scheduled premiums are paid when due, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's cash surrender value.

Ask your Equitable agent to determine if changing, or adding to, your existing insurance coverage with Champion 2000 would be to your advantage. You may examine the policy for a limited period after your initial payment and if you are not satisfied for any reason, you may return the policy for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN CHAMPION 2000. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Copyright 1994 Equitable Variable Life Insurance Company. All rights reserved.

VM 483

                                TABLE OF CONTENTS

                                                             PAGE
                                                             ----

SUMMARY OF CHAMPION 2000 FEATURES...............................1

PART 1--  DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND
          CHAMPION 2000 INVESTMENT CHOICES......................4
          THE COMPANY THAT ISSUES CHAMPION 2000.................4
            Equitable Variable..................................4
            Our Parent, Equitable...............................4
          THE SEPARATE ACCOUNT AND THE TRUST....................4
            The Separate Account................................4
            The Trust...........................................4
            The Trust's Investment Adviser......................4
            Investment Policies Of The Trust's Portfolios.......5
          THE GUARANTEED INTEREST DIVISION......................6
            Amounts In The Guaranteed Interest Division.........6
            Adding Interest In The Guaranteed Interest Division.6
            Transfers From The Guaranteed Interest Division.....6

PART 2--  DETAILED INFORMATION ABOUT CHAMPION 2000..............7
          PREMIUMS..............................................7
            Premium Amounts And Due Dates.......................7
            Tabular Values......................................7
            Premium Redetermination.............................7
            Optional Premium Payments...........................8
            Premium And Monthly Deduction Allocations...........8
            Changing Your Allocation
              And Deduction Percentages.........................8
            Certain Tax Considerations..........................8
          DEATH BENEFITS........................................8
          CHANGES IN INSURANCE PROTECTION.......................8
            Reducing The Face Amount............................8
            Changing The Death Benefit Option...................9
            Substitution Of Insured Person......................9
            When Policy Changes Go Into Effect..................9
          MATURITY BENEFITS.....................................9
          LIVING BENEFIT OPTION.................................9
          ADDITIONAL BENEFITS MAY BE AVAILABLE..................9
          YOUR POLICY ACCOUNT VALUE............................10
            Amounts In The Separate Account....................10
            How We Determine The Unit Value....................10
            Transfers Of Policy Account Value..................10
            Automatic Transfer Service.........................10
            Telephone Transfers................................11
            Charge for Transfers...............................11
          BORROWING FROM YOUR POLICY ACCOUNT...................11
            How To Request A Loan..............................11
            Policy Loan Interest...............................11
            When Interest Is Due...............................12
            Repaying The Loan..................................12
            The Effects Of A Policy Loan.......................12
          PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT.........12
            Partial Withdrawal Charges.........................12
            Allocation Of Partial Withdrawals And Charges......12
            The Effects Of A Partial Withdrawal................12
            Surrender For Net Cash Surrender Value.............13
          DEDUCTIONS AND CHARGES...............................13
            Deductions From Your Premiums......................13
            Deductions From Your Policy Account................13
            How Policy Account Charges Are Allocated...........14
            Charges Against The Separate Account...............14
            Trust Charges......................................15
            Surrender Charges..................................15
          ADDITIONAL INFORMATION ABOUT CHAMPION 2000...........15
            Your Policy Can Lapse..............................15
            Options On Lapse...................................16
            You May Reinstate The Policy.......................16
            Policy Periods, Anniversaries, Dates And Ages......16
          TAX EFFECTS..........................................17
            Policy Proceeds....................................17
            Diversification....................................18
            Policy Changes.....................................18
            Tax Changes........................................18
            Estate and Generation Skipping Taxes...............19
            Pension And Profit-Sharing Plans...................19
            Other Employee Benefit Programs....................19
            Our Taxes..........................................19
            When We Withhold Income Taxes......................19

PART 3--  ADDITIONAL INFORMATION...............................19
          YOUR VOTING PRIVILEGES...............................19
            Trust Voting Privileges............................19
            How We Determine Your Voting Shares................20
            Separate Account Voting Rights.....................20
          OUR RIGHT TO CHANGE HOW WE OPERATE...................20
          OUR REPORTS TO POLICYOWNERS..........................20
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY..........20
          YOUR PAYMENT OPTIONS.................................21
          YOUR BENEFICIARY.....................................21
          ASSIGNING YOUR POLICY................................21
          WHEN WE PAY POLICY PROCEEDS..........................21
          DIVIDENDS............................................21
          REGULATION...........................................22
          SPECIAL CIRCUMSTANCES................................22
          DISTRIBUTION.........................................22
          LEGAL PROCEEDINGS....................................22
          ACCOUNTING AND ACTUARIAL EXPERTS.....................22
          ADDITIONAL INFORMATION...............................23
          MANAGEMENT...........................................24

PART 4--  ILLUSTRATIONS OF POLICY BENEFITS.....................26

SEPARATE ACCOUNT FP FINANCIAL STATEMENTS....................FSA-1

EQUITABLE VARIABLE FINANCIAL STATEMENTS.......................F-1

APPENDIX A --  COMMUNICATING PERFORMANCE DATA.................A-1
               LONG TERM MARKET TRENDS........................A-1

--------------------------------------------------------------------------------
In this prospectus "we," "our" and "us" mean Equitable Variable Life Insurance Company (Equitable Variable), a New York stock life insurance company. "You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person," because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE VARIABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE VARIABLE.

                        WHAT IS VARIABLE LIFE INSURANCE?

Variable life insurance is one kind of permanent cash value life insurance. Like other kinds of permanent cash value life insurance, such as whole life and universal life insurance, variable life insurance generally provides two benefits: an income tax-free death benefit and a cash value that grows tax-deferred.

What sets variable life insurance apart from universal life and whole life is that variable life insurance allows the policyowner to direct premiums to different mutual fund options. This enables a policyowner to harness the growth potential of, for example, the equity markets, but the policyowner also bears the risk of investment losses. In contrast, whole life insurance provides a minimum guaranteed cash value and universal life applies a minimum guaranteed interest rate to premiums.

Some variable life insurance policies offer some of the other features of universal or whole life such as premium flexibility (universal life), face amount increases (universal life) or death benefit guarantees (whole life). Equitable Variable and its parent, Equitable, offer an array of permanent cash value insurance products and your Equitable agent can help you determine which product best suits your insurance needs.


                        SUMMARY OF CHAMPION 2000 FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

INVESTMENT FEATURES

PREMIUMS

o Scheduled premiums are specified on the Information Page of your policy (the Policy Information Page). Optional premiums may be paid, although we reserve the right to limit optional premiums paid in any year. Scheduled premiums may be skipped. However, skipping a scheduled premium could result in policy lapse. See PREMIUMS on page 7.

o The Policy Information Page specifies an initial scheduled premium and a higher maximum scheduled premium for basic life insurance. You may be required to pay the maximum scheduled premium in later policy years.

POLICY ACCOUNT

o After certain charges are deducted from your premium payment, the balance, called your net premium, is put in your Policy Account. Net premiums can be allocated to a Guaranteed Interest Division and to one or more divisions of Equitable Variable's Separate Account FP (the Separate Account). The Separate Account divisions invest in corresponding portfolios of the Trust. You may adjust your allocation by changing your allocation percentages or by making transfers among the Separate Account divisions and the Guaranteed Interest Division.

o REQUESTS FOR TRANSFERS OUT OF THE GUARANTEED INTEREST DIVISION CAN ONLY BE MADE WITHIN 30 DAYS OF A POLICY ANNIVERSARY. SUCH TRANSFERS WILL BE EFFECTIVE AS OF THE DATE WE RECEIVE YOUR REQUEST, BUT NO EARLIER THAN THE POLICY ANNIVERSARY. TRANSFERS INTO THE GUARANTEED INTEREST DIVISION AND AMONG ALL SEPARATE ACCOUNT DIVISIONS MAY BE REQUESTED AT ANY TIME. Transfers are subject to the rules discussed under TRANSFERS FROM THE GUARANTEED INTEREST DIVISION on page 6 and TRANSFERS OF POLICY ACCOUNT VALUE on page 10.

o There is no minimum guaranteed cash value for amounts allocated to the Separate Account divisions. The value of amounts allocated to the Guaranteed Interest Division will depend on deductions from that Division and on the interest rates declared each year by Equitable Variable (4% minimum).

REDEMPTION

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT on page 11.

o Partial withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain limitations. See PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 12.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end.

o You may choose to use your Net Cash Surrender Value, less any lien securing a Living Benefit payment, to purchase a fixed-benefit insurance option as of the beginning of the next policy month. See OPTIONS ON LAPSE on page 16.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit that equals the Face Amount plus any excess of the Policy Account value over the Tabular Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements.

o After the first year, you may reduce the Face Amount or change the death benefit option, within limits. The minimum Face Amount is $50,000.

o A death benefit is guaranteed if all scheduled premiums are paid when due, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's Cash Surrender Value. The guaranteed death benefit is equal to the Face Amount at the time of death, reduced by any policy loan, any lien securing a Living Benefit payment and accrued interest.

MATURITY BENEFITS

o A maturity benefit equal to the death benefit, less any policy loan, any lien securing a Living Benefit payment plus accrued interest, is payable on the policy anniversary nearest the insured person's 100th birthday, if the insured person is still living on that date.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost.

ADDITIONAL BENEFITS

o Disability waiver, accidental death, term insurance on the insured person or on an additional insured person, children's term insurance and substitution of insured person riders are available.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

o Applicable charges for taxes imposed by states and other jurisdictions. Such taxes currently range between .75% and 5% (Virgin Islands).

o  Payment processing fee of $2 per payment.

o Premium Sales Charge of 4% of premiums paid. Equitable Variable currently intends to stop deducting this charge once the aggregate amount collected equals a specified amount. See DEDUCTIONS FROM YOUR PREMIUMS on page 13.

FROM THE POLICY ACCOUNT

o Monthly administrative charge of $20 during the first policy year; currently $5 during subsequent policy years (subject to $8 per month maximum).

o Monthly: cost of insurance charge; minimum death benefit guarantee charge equal to $0.01 per $1000 of Face Amount; rating charge if insured person does not meet standard underwriting requirements; charge for any additional benefits.

o Transaction charges (for partial withdrawals and certain investment division transfers).

o A lapse, surrender or Face Amount reduction during the first twelve policy years will incur an Administrative Surrender Charge which is $540 during the first three policy years (less for issue ages under 20) and declines thereafter on a monthly basis to zero at the end of the twelfth policy year.

o During the first fifteen policy years, a contingent deferred sales charge called the Premium Surrender Charge applies if the policy lapses, is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced. The maximum Premium Surrender Charge is equal to 61% of one "target premium." This maximum is level for the first eight policy years, and then declines on a monthly basis until it reaches zero at the end of the fifteenth policy year.

   We refer to the Premium Surrender Charge and the Administrative Surrender Charge together as the Surrender Charges. See SURRENDER CHARGES on page 15 for a detailed discussion, including an explanation of "target premium."

FROM THE SEPARATE ACCOUNT

o Current charge for certain mortality and expense risks of .60% per annum (guaranteed not to exceed .70% per annum).

FROM THE TRUST

o Trust shares are purchased at net asset value which reflects investment management fees and other direct expenses. Investment management fees are charged at the maximum annual rates of .35% of net assets for the Equity Index Portfolio, .40% for Common Stock, Money Market and Balanced Portfolios; .50% for Aggressive Stock and Intermediate Government Securities Portfolios and .55% for High Yield, Global, Conservative Investors, Growth Investors, Quality Bond and the Growth & Income Portfolios.

VARIATIONS

o Equitable Variable is subject to the insurance laws and regulations in every jurisdiction in which Champion 2000 is sold. As a result, the terms of Champion 2000 may vary from jurisdiction to jurisdiction. The terms of Champion 2000 may also vary where special circumstances result in a reduction in our costs.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have the right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within the time limits described below. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than the latest of the following three dates: (i) 10 days after you receive the policy; (ii) 10 days after we mail or personally deliver a written notice telling you about your right to cancel (Notice of Withdrawal Right); or (iii) 45 days after you sign Part 1 of the policy application.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of an existing life insurance policy, we may reinstate the prior policy. The cancellation right may vary in certain states. There may be income tax and withholding implications associated with cancellation.

LAPSE

o Regardless of its investment experience, your policy will not lapse if all scheduled premiums have been paid when due, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's Cash Surrender Value. If you skip a scheduled premium payment or make withdrawals, your policy will remain in force if the amount of actual premiums paid or your Policy Account value meet certain levels. Otherwise, your policy will lapse unless you make a required payment. See YOUR POLICY CAN LAPSE on page 15.

o If you have taken a policy loan, your policy will lapse if the policy loan plus accrued loan interest exceeds the Cash Surrender Value of the policy.

o You will be notified prior to lapse and given the opportunity to maintain the policy in force by paying the amount specified in the notice.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax so long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, lapse or a substitution of insured person may result in recognition of income for tax purposes.


                       HUDSON RIVER TRUST RATES OF RETURN

The rates of return shown below are based on the actual investment performance of The Hudson River Trust portfolios, after deduction for investment management fees and direct Trust operating expenses, for periods ending December 31, 1993. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and .10% per annum in estimated direct Trust operating expenses. The Common Stock Portfolio and its predecessors have been in existence since 1976. No return information is provided for the Equity Index Portfolio since it received its initial funding on March 1, 1994.

These rates of return are not illustrative of how actual investment performance will affect the benefits under your policy. Moreover, these rates of return are not an estimate or guarantee of future performance.

THESE RATES OF RETURN ARE FOR THE TRUST ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER A CHAMPION 2000 POLICY.

                                                                         PERIODS ENDING 12/31/93
PORTFOLIO                                   1 YEAR       3 YEARS       5 YEARS     10 YEARS     15 YEARS   SINCE INCEPTION(a)
---------                                   ------       -------       -------     --------     --------   ------------------
Money Market..........................        3.00%        4.23%        6.00%        6.95%         --             7.83%
Intermediate Gov't. Securities........       10.58          --           --           --           --            10.25
Quality Bond (b)......................         --           --           --           --           --            (0.51)
High Yield............................       23.15        19.85        12.35          --           --            10.84
Balanced..............................       12.28        15.52        14.42          --           --            13.95
Growth & Income (b)...................         --           --           --           --           --            (0.25)
Common Stock..........................       24.84        21.12        15.44        15.27        17.52%          14.87
Global................................       32.09        19.73        15.36          --           --            11.22
Aggressive Stock......................       16.77        28.32        26.81          --           --            21.97
The Asset Allocation Series:
Conservative Investors................       10.76        11.98          --           --           --            10.69
Growth Investors......................       15.26        21.67          --           --           --            18.69
----------------

(a) The Growth & Income and Quality Bond Portfolios received their initial funding on October 1, 1993; the Intermediate Government Securities Portfolio on April 1, 1991; the Conservative Investors and the Growth Investors Portfolios on October 2, 1989; the Global Portfolio on August 27, 1987; the High Yield Portfolio on January 2, 1987; the Aggressive Stock and Balanced Portfolios on January 27, 1986; the predecessor of the Money Market
    Portfolio on July 13, 1981; and the predecessor of the Common Stock Portfolio on January 13, 1976.

(b) Unannualized.

Additional investment performance information appears in the attached Trust prospectus.

ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The illustrations on the next page were developed to demonstrate how the actual investment experience of the Trust and its predecessors would have affected the Policy Account Value and Cash Surrender Value of a hypothetical Champion 2000 policy held through December 31, 1993. Each chart illustrates Premiums, Policy Account Values and Cash Surrender Values of a hypothetical Champion 2000 policy, assuming 100% allocation to a different Separate Account investment division. The illustration also assumes that the insured is a 40-year-old male, non-smoker and that the policy has a level death benefit, a $200,000 face amount and a $2,285 annual premium.

Illustrations have been prepared only for portfolios of the Trust that have been in existence for five or more years. The other portfolios have been in existence for a shorter time period and any demonstration of how their investment performance would have affected policy values would be less meaningful.

For portfolios whose inception dates fall before June 30, the columns reflect actual, unannualized returns for the portion of the first year the portfolio was in existence. When a portfolio's inception date falls after June 30, the columns do not reflect partial year results, but show results based on the first full calendar year of operation.

Policy values reflect all charges assessed under the policy and by the Trust. Where applicable, current charges have been used to determine policy values; if guaranteed charges were used, the results would be lower. The historical performance of the Common Stock and Money Market portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and .10% per annum for direct Trust expenses. These values are not an estimate or guarantee of future performance.


                                       3-A

                ILLUSTRATIONS OF CHAMPION 2000 POLICY ACCOUNT AND
          CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS
                  AND $200,000 OF INITIAL INSURANCE PROTECTION

                       [THE FOLLOWING DATA WAS REPRESENTED
                           IN 3-D VERTICAL BAR GRAPHS
                           IN THE PRINTED PROSPECTUS:]

COMMON STOCK DIVISION      1ST YEAR      5TH YEAR       10TH YEAR     SINCE 1/13/76
---------------------      --------      --------       ---------     -------------
Premium ...............     $2,285        $11,425        $22,850        $ 41,130
Policy Account Value...     $1,659        $15,340        $39,817        $148,078
Cash Surrender Value...     $  536        $13,879        $38,557        $148,078


MONEY MARKET DIVISION      1ST YEAR      5TH YEAR       10TH YEAR    SINCE 12/31/82
---------------------      --------      --------       ---------    --------------
Premium ...............     $2,285        $11,425        $22,850        $27,420
Policy Account Value...     $1,728        $10,332        $24,112        $28,723
Cash Surrender Value...     $  605        $ 8,872        $22,853        $28,031


AGGRESSIVE STOCK DIVISION  1ST YEAR      5TH YEAR      SINCE 1/27/86
-------------------------  --------      --------      -------------
Premium ...............     $2,285        $11,425        $18,280
Policy Account Value...     $2,135        $13,215        $34,764
Cash Surrender Value...     $1,012        $11,754        $33,162


BALANCED DIVISION          1ST YEAR      5TH YEAR      SINCE 1/27/86
-----------------          --------      --------      -------------
Premium ...............     $2,285        $11,425        $18,280
Policy Account Value...     $2,017        $11,158        $22,944
Cash Surrender Value...     $  894        $ 9,698        $21,342


HIGH YIELD DIVISION        1ST YEAR      5TH YEAR      SINCE 1/2/87
-------------------        --------      --------      ------------
Premium ...............     $2,285        $11,425        $15,995
Policy Account Value...     $1,575        $10,670        $18,805
Cash Surrender Value...     $  452        $ 9,209        $17,236


GLOBAL DIVISION            1ST YEAR      5TH YEAR     SINCE 12/31/87
---------------            --------      --------     --------------
Premium ...............     $2,285        $11,425        $13,710
Policy Account Value...     $1,692        $10,882        $16,479
Cash Surrender Value...     $  569        $ 9,421        $14,964

                               [END OF GRAPH DATA]


                                       3-B

PART 1: DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND CHAMPION 2000 INVESTMENT CHOICES

THE COMPANY THAT ISSUES CHAMPION 2000

EQUITABLE VARIABLE. Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1993, we had approximately $81.6 billion face amount of variable life insurance in force.

We sell both traditional and innovative forms of life insurance designed to give policyowners maximum choice and flexibility. Additional forms of life insurance are available through our parent, Equitable. Your Equitable agent can provide information about all forms of life insurance available from us and Equitable and help you decide which may best meet your objectives.

OUR PARENT, EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. Equitable and its subsidiaries managed approximately $174 billion as of December 31, 1993. Equitable's assets do not back the benefits that we pay under our policies. Equitable's home office is 787 Seventh Avenue, New York, New York 10019.

Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA currently owns 49% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock and redeemable preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company, Equitable and their subsidiaries. After September 19, 1994 (or earlier under certain circumstances) AXA will be able to increase its ownership of the Holding Company's common stock by converting certain convertible securities it currently owns or through purchases. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies.

THE SEPARATE ACCOUNT AND THE TRUST

THE SEPARATE ACCOUNT. The Separate Account was established on April 19, 1985 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors. We may also retain in the Separate Account amounts owed to us for charges or other permitted allocations. Because such retained amounts do not support Policy Account values, we may transfer them from the Separate Account to our General Account.

THE TRUST. The Separate Account has several divisions, each of which invests in shares of a corresponding portfolio of the Trust. The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by our Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to protect our policyowners. Also, if we ever believe that any Trust portfolio is so large as to materially impair the investment performance of a portfolio or the Trust, we will examine other investment options.

THE TRUST'S INVESTMENT ADVISER. The Trust is advised by Alliance Capital Management L.P. (Alliance). Alliance is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act). Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable.

Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 1993, Alliance was managing approximately $115 billion in assets.

Alliance's main office is 1345 Avenue of the Americas, New York, New York 10105.

The advisory fee payable by the Trust is based on the following annual percentages of the value of each portfolio's daily average net assets:

                                                                       DAILY AVERAGE NET ASSETS
                                                           -----------------------------------------------
                                                               FIRST            NEXT              OVER
PORTFOLIO                                                  $350 MILLION     $400 MILLION      $750 MILLION
---------                                                  ------------     ------------      ------------
Common Stock, Money Market and Balanced ..............         .400%            .375%            .350%
Aggressive Stock and Intermediate Gov't. Securities...         .500%            .475%            .450%
High Yield, Global, Conservative Investors and
    Growth Investors .................................         .550%            .525%            .500%

                                                               FIRST            NEXT             OVER
PORTFOLIO                                                  $500 MILLION     $500 MILLION      $1 BILLION
---------                                                  ------------     ------------      ----------
Quality Bond and Growth & Income......................         .550%            .525%            .500%

                                                               FIRST            NEXT             OVER
PORTFOLIO                                                  $750 MILLION     $750 MILLION      $1.5 BILLION
---------                                                  ------------     ------------      ------------
Equity Index..........................................         .350%            .300%            .250%

INVESTMENT POLICIES OF THE TRUST'S PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. For a more complete discussion of the investment objectives and policies of all the Trust's portfolios, see the attached Trust prospectus. The policies and objectives of the Trust's portfolios are as follows:

PORTFOLIO                        INVESTMENT POLICY                                        OBJECTIVE
---------                        -----------------                                        ---------
MONEY MARKET...............      Primarily  high  quality  short-term  money  market      High  level  of  current  income  while
                                 instruments.                                             preserving   assets   and   maintaining
                                                                                          liquidity.

INTERMEDIATE...............      Primarily debt  securities  issued or guaranteed by      High  current  income  consistent  with
GOVERNMENT                       the   U.S.    Government,    its    agencies    and      relative stability of capital.
SECURITIES                       instrumentalities.  Each  investment  will  have  a
                                 final  maturity  of  not  more  than  10 years or a
                                 duration   not   exceeding    that  of  a   10-year
                                 Treasury note.

QUALITY BOND...............      Primarily investment grade fixed-income securities.      High  current  income  consistent  with
                                                                                          preservation of capital.

HIGH YIELD.................      Primarily   a   diversified   mix  of  high  yield,      High  return  by   maximizing   current
                                 fixed-income     securities    involving    greater      income  and,  to the extent  consistent
                                 volatility  of  price  and  risk of  principal  and      with    that     objective,     capital
                                 income than high quality  fixed-income  securities.      appreciation.
                                 The medium and lower  quality  debt  securities  in
                                 which the  portfolio  may invest are known as "junk
                                 bonds."

BALANCED...................      Primarily  common  stocks,   publicly-traded   debt      High return  through a  combination  of
                                 securities    and   high   quality   money   market      current      income     and     capital
                                 instruments.                                             appreciation.

GROWTH & INCOME............      Primarily common stocks and securities  convertible      High return  through a  combination  of
                                 into common stocks.                                      current      income     and     capital
                                                                                          appreciation.

EQUITY INDEX...............      Selected  securities  in the  Standard & Poor's 500      Total  return  before  Trust   expenses
                                 Index  which  the  advisor  believes  will,  in the      that   approximates  the  total  return
                                 aggregate,  approximate the performance  results of      performance  of the  Standard  & Poor's
                                 the Index.                                               500 Index,  including  reinvestment  of
                                                                                          dividends,  at a risk level  consistent
                                                                                          with that of the Index.

COMMON STOCK...............      Primarily   common  stock  and  other   equity-type      Long-term   growth   of   capital   and
                                 instruments.                                             increasing income.

GLOBAL.....................      Primarily  equity  securities of non-United  States      Long-term growth of capital.
                                 as well as United States companies.

AGGRESSIVE STOCK...........      Primarily  common  stocks  and  other   equity-type      Long-term growth of capital.
                                 securities  issued  by  medium  and  other  smaller
                                 sized companies with strong growth potential.

PORTFOLIO                        INVESTMENT POLICY                                        OBJECTIVE
---------                        -----------------                                        ---------
ASSET ALLOCATION SERIES:
CONSERVATIVE...............      Diversified  mix of  publicly-traded,  fixed-income      High  total  return  without,   in  the
INVESTORS                        and  equity  securities;  asset  mix  and  security      adviser's   opinion,   undue   risk  to
                                 selection   are   primarily   based  upon   factors      principal.
                                 expected to reduce risk.

GROWTH INVESTORS...........      Diversified  mix of  publicly-traded,  fixed-income      High total return  consistent  with the
                                 and  equity  securities;  asset  mix  and  security      adviser's  determination  of reasonable
                                 selection  based upon factors  expected to increase      risk.
                                 possibility of high long-term return.

Because Policy Account values may be invested in mutual fund options, Champion 2000 offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and indeed, may decrease in value. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance, even if you continue to pay scheduled premiums when due. However, if scheduled premiums are paid when due and you do not make withdrawals, the death benefit is guaranteed.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

THE GUARANTEED INTEREST DIVISION

YOU MAY ALLOCATE SOME OR ALL OF YOUR POLICY ACCOUNT TO THE GUARANTEED INTEREST DIVISION, WHICH IS FUNDED BY OUR GENERAL ACCOUNT AND PAYS INTEREST AT A DECLARED RATE GUARANTEED FOR EACH POLICY YEAR. THE PRINCIPAL, AFTER DEDUCTIONS, IS ALSO GUARANTEED. THE GENERAL ACCOUNT SUPPORTS OUR INSURANCE AND ANNUITY OBLIGATIONS, INCLUDING THE GUARANTEED INTEREST DIVISION. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, PARTICIPATIONS IN THE GUARANTEED INTEREST DIVISION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THE GUARANTEED INTEREST DIVISION NOR THE GENERAL ACCOUNT HAS BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT, THE GUARANTEED INTEREST DIVISION NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO REGULATION UNDER THESE ACTS. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT MADE A REVIEW OF THE DISCLOSURES RELATING TO THE GENERAL ACCOUNT AND THE GUARANTEED INTEREST DIVISION. SUCH DISCLOSURES ARE INCLUDED IN THIS PROSPECTUS FOR YOUR INFORMATION. THESE DISCLOSURES, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAW RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

AMOUNTS IN THE GUARANTEED INTEREST DIVISION. You may accumulate amounts in the Guaranteed Interest Division by allocating net premiums and loan repayments to that Division, transferring amounts from the divisions of the Separate Account to the Guaranteed Interest Division or earning interest on amounts you already have in the Guaranteed Interest Division. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Division. See LIVING BENEFIT OPTION on page 9. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Division. We refer to this amount as the loaned amount in the Guaranteed Interest Division.

The amount you have in the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments allocated to that Division, all transfers into that Division (including amounts securing any policy loan or Living Benefit payment) plus earned interest, less amounts transferred out or withdrawn, and monthly deductions allocated to, that Division.

ADDING INTEREST IN THE GUARANTEED INTEREST DIVISION. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Division. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. Different rates may apply to policies currently being issued and previously issued policies. These annual interest rates will never be less than the minimum guaranteed interest rate of 4%. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Division. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year. We credit interest on unloaned amounts in the Guaranteed Interest Division at the end of each policy month. Interest is credited on any loaned amount in the Guaranteed Interest Division on each policy anniversary and at any time you repay a policy loan in full. Credited interest on the loaned amount is allocated to the Separate Account divisions and to the unloaned portion of the Guaranteed Interest Division in accordance with your premium allocation percentages.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION. Once during each policy year, you may request a transfer from your unloaned amount in the Guaranteed Interest Division to one or more of the divisions of the Separate Account. If we receive your transfer request within 30 days prior to your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Division as of the transfer date or the minimum transfer amount shown in your policy, whichever is more. The minimum transfer amount is the minimum transfer amount shown in the policy or your total unloaned value in the Guaranteed Interest Division on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Division.


PART 2:       DETAILED INFORMATION ABOUT CHAMPION 2000

PREMIUMS

PREMIUM AMOUNTS AND DUE DATES. Although your policy specifies a scheduled premium, this policy provides some flexibility as to when, and in what amounts, premiums can be paid. Your policy specifies scheduled premiums for basic life insurance and any additional benefits. There is an initial scheduled premium and a higher maximum scheduled premium for basic life insurance. Under certain circumstances, it may be necessary for you to pay the maximum scheduled premium. See PREMIUM REDETERMINATION on page 7. The amount of the scheduled premiums for basic life insurance depends on the Face Amount (the minimum is $50,000), the frequency of payment, the insured person's rating class, smoker/non-smoker status, age and sex (unless unisex rates apply), and any charge for applicable taxes.

You may choose to skip scheduled premium payments and make certain optional premium payments. Failure to pay the full scheduled premium when due could result in policy lapse. See YOUR POLICY CAN LAPSE on page 15. Making premium payments (whether scheduled or optional) may result in lower cost of insurance charges. See OPTIONAL PREMIUM PAYMENTS on page 8 and COST OF INSURANCE CHARGE on page 13. See CERTAIN TAX CONSIDERATIONS on page 8 and TAX EFFECTS on page 17 for the tax consequences of certain premium payment patterns.

Your first scheduled premium must be paid on or before the date the policy is delivered to you. Otherwise, scheduled premiums are due on or before the due date shown in the policy, which may be annual, semiannual, or quarterly. You may make monthly payments in connection with an automatic payment plan arranged with your bank or, in certain situations, a salary deduction plan with your employer.

No insurance under your policy will take effect: (a) until a policy is delivered and the first scheduled premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the first scheduled premium is paid.

Your first premium payment should be given to your agent or broker and must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable Variable. Subsequent premiums (whether scheduled or optional) must be sent directly to our Administrative Office. We will not accept cash payments. If you have submitted the first scheduled premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.

Scheduled premiums and Tabular values will change if you request a Face Amount decrease, make a partial withdrawal with an Option A policy or if there is a change in the insured person's smoker classification. Scheduled premiums will also change if there is a change in the insured person's underwriting classification, the charge for applicable taxes, the frequency of scheduled premium payments, if policy riders are added, eliminated or changed or if there is a substitution of insured person. You will receive a notice of any change to the scheduled premium or Tabular values.

TABULAR VALUES. The Policy Information Page specifies a series of year-end Tabular values. Tabular Policy Account values are account values that are equal to or slightly lower than those calculated by assuming (i) a 4% level annual rate of return, (ii) all scheduled premiums are paid when due and (iii) maximum policy charges and deductions apply. The Tabular Policy Account value is used, among other things, in the premium redetermination calculation described below and to determine whether your policy is in default.

Tabular Cash Surrender Value is equal to the Tabular Policy Account value less the surrender charges that would have been incurred assuming that scheduled premiums were paid. The other Tabular values shown on the Policy Information Page illustrate the value of fixed-benefit insurance options if the amount of Net Cash Surrender Value used to purchase such options (upon lapse or otherwise) is equal to the Tabular Cash Surrender Value. Cash Surrender Value is not guaranteed.

PREMIUM REDETERMINATION. Your scheduled premium for basic life insurance may fluctuate in later policy years. However, the total scheduled premium will never be (i) lower than the initial scheduled premium for basic life insurance plus any scheduled premiums for additional benefits or (ii) greater than the maximum scheduled premium for basic life insurance plus any scheduled premiums for additional benefits.

On each annual Premium Redetermination Date we will determine the scheduled premium for the upcoming policy year. Your first Premium Redetermination Date is the later of (a) your seventh policy anniversary and (b) the policy anniversary closest to the insured person's 65th birthday. We determine the new scheduled premium by comparing:

o Your Policy Account value, projected to the next policy anniversary (assuming the initial scheduled premium for basic life insurance and any additional benefits is paid for the year, current policy charges and deductions apply, and the Policy Account has a level annual rate of return of 4%); with

o  The Tabular Policy Account value as of the next policy anniversary.

If the Policy Account value, as projected, is less than the Tabular Policy Account value, your scheduled premium for basic life insurance during the next policy year will be higher than the initial scheduled premium for basic life insurance. Failure to pay scheduled premiums when due, unfavorable investment experience in the Separate Account and partial withdrawals of Net Cash Surrender Value may all contribute to the need for a higher scheduled premium. Once a higher scheduled premium for basic life insurance takes effect, it may fluctuate up or down between the initial scheduled premium for basic life insurance and the maximum scheduled premium on each successive Premium Redetermination Date. We will notify you prior to the date that a new scheduled premium takes effect.

OPTIONAL PREMIUM PAYMENTS. Generally, optional premiums may be paid at any time during the insured person's lifetime while the policy is in force. The minimum optional premium is currently $25. We reserve the right to increase this minimum and to limit optional premiums paid in any policy year. We currently intend to accept all optional premium payments unless any such payment would immediately result in more than a dollar-for-dollar increase in the death benefit, in which case satisfactory evidence of insurability will be required. Optional premium payments may reduce the likelihood that a higher premium will be required in the future or that the policy will lapse if either scheduled premiums have been skipped or policy withdrawals have been made.

PREMIUM AND MONTHLY DEDUCTION ALLOCATIONS. On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Separate Account Divisions and the Guaranteed Interest Division. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to the Separate Account divisions take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page. It is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE on page 10.

Until the Allocation Date, any net premiums allocated to a Separate Account division will be allocated to the Separate Account's Money Market Division, and all monthly charges allocable to the Separate Account will be deducted from the Money Market Division. On the Allocation Date, amounts in the Money Market Division will be allocated to the Separate Account Divisions in accordance with your policy application. See TRANSFERS OF POLICY ACCOUNT VALUE on page 10, and POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 16. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Money Market Division on the Allocation Date. See TRANSFERS OF POLICY ACCOUNT VALUE on page 10.

CHANGING YOUR ALLOCATION AND DEDUCTION PERCENTAGES. You may change the allocation percentages of net premiums or of monthly deductions by writing to our Administrative Office and indicating the changes you wish to make. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

CERTAIN TAX CONSIDERATIONS. We may return premium payments if we determine that they would cause your policy to become a modified endowment contract or to cease to qualify under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS on page 17 for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any unpaid policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period we will also deduct any overdue monthly deductions. You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a variable death benefit equal to the policy's Face Amount PLUS any excess of (i) the amount in your Policy Account on the day the insured person dies over (ii) the Tabular Policy Account value as of the beginning of the policy month on or before the date of death. Such excess can result from a rate of return on your Policy Account that is higher than 4%, payments in excess of scheduled premiums, or the deduction of less than maximum charges. If the Policy Account value falls below the Tabular Policy Account value, the death benefit will be the Face Amount. See TABULAR VALUES on page 7.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply in order to ensure that the policy will have a death benefit large enough to be treated as life insurance under current Federal income tax law. We refer to this higher death benefit as the Alternative Death Benefit. The Alternative Death Benefit or endowment benefit will be the Policy Account value divided by the net single premium per dollar of death benefit (consistent with the definitions of such terms in the Internal Revenue Code) at the insured person's attained age. Attained age means age on the birthday nearest to the beginning of the then current policy year. A table of net single premiums appears on the Policy Information Page.

CHANGES IN INSURANCE PROTECTION

REDUCING THE FACE AMOUNT. You may request a Face Amount decrease any time after the first policy year by sending a written request to our Administrative Office. Any change will be subject to our approval. You may not reduce the Face Amount below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Scheduled premiums, Tabular values and monthly deductions from your Policy Account for the cost of insurance will generally decrease, beginning on the date the decrease in Face

Amount takes effect. If you reduce the Face Amount during the first fifteen policy years, we will deduct a pro rata share of the applicable Surrender Charges from the Policy Account. See TAX EFFECTS on page 17 for the tax consequences of reducing the Face Amount. See also SURRENDER CHARGES on page 15.

CHANGING THE DEATH BENEFIT OPTION. At any time after the first policy year while your policy is in force, you may request a change in the death benefit option by sending a written request to our Administrative Office. Changing the option will generally affect the net amount at risk and current death benefit but will not affect the Face Amount of your policy. See TAX EFFECTS on page 17 for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the death benefit and the net amount at risk will increase by any excess of the amount in your Policy Account over the Tabular Policy Account value on the effective date of the change. An increase in the net amount at risk will result in higher cost of insurance charges. We require evidence of insurability for the amount of the increase. See COST OF INSURANCE CHARGE on page 13.

o If you change from OPTION B TO OPTION A, and your Policy Account value exceeds your Tabular Policy Account value, the death benefit will be decreased by the amount of the excess and there will be a corresponding decrease in the net amount at risk. If your Policy Account value is less than your Tabular Policy Account value on the effective date of change, the death benefit will remain the same (equal to the Face Amount) and the net amount at risk will be unchanged.

No change in the death benefit amount or the net amount at risk will occur, however, if, before and after the change, the Alternative Death Benefit applies. See DEATH BENEFITS on page 8.

SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable, then, subject to certain restrictions, you may, after the first policy year, substitute the insured person under your policy. If you do so, the cost of insurance charges may change, but we will not change the Surrender Charges. Since substituting the insured person is a taxable event and may have other adverse tax consequences as well, you should consult your tax adviser prior to substituting the insured person under your policy. As a condition to substituting the insured person, we may require you to sign a form acknowledging the tax consequences of making this change.

WHEN POLICY CHANGES GO INTO EFFECT. A substitution of the insured person, reduction in Face Amount or change in death benefit option will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because it might disqualify your policy as life insurance under applicable Federal income tax law. In other cases there may be tax consequences as a result of the change. See TAX EFFECTS on page 17.

MATURITY BENEFITS

If the insured person is still living on the policy anniversary nearest his or her 100th birthday (the Maturity Date), we will pay you a benefit in an amount equal to the death benefit as of the Maturity Date, less any loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS on page 17 and YOUR PAYMENT OPTIONS on page 21.

LIVING BENEFIT OPTION

Subject to regulatory approval in your state and our underwriting guidelines, our new Living Benefit rider will be added to your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of $250 from the proceeds of the Living Benefit payment. This charge may be less in some states. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, Equitable Variable establishes a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST on page 11.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Division where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST DIVISION on page 6. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Benefit payment may be taxable as a distribution under the policy. See TAX EFFECTS on page 17 for a discussion of the tax treatment of distributions under the policy. Consult your tax advisor. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. A charge will be deducted from your Policy Account monthly for each additional benefit you choose. These benefits are subject to our rules and may be cancelled by you at any time. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefit, accidental death benefit, children's term insurance and term insurance on the insured person or on an additional insured.

Policyowners who are interested in the term insurance rider on the insured person should consider whether coverage under the rider or under Champion 2000 is more appropriate based on their insurance needs. Generally, term insurance is intended to fill a temporary insurance need. Permanent insurance, such as Champion 2000, is intended to fill a long-term insurance need. Consequently, term insurance is generally more economical for short durations while permanent insurance is more economical for long durations. Increasing your coverage on the permanent policy at issue to fill a short-term need could result in payment of Surrender Charges if you later drop the extra coverage by asking for a Face Amount reduction.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Division and in the various divisions of the Separate Account. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES on page 13.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Separate Account division are used to purchase units of that division. Units are redeemed from a Separate Account division when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a division of the Separate Account is calculated by dividing the dollar amount of the transaction by the division's unit value calculated after the close of business that day. On any given day, the value you have in a division of the Separate Account is the unit value for that division times the number of units credited to you in that division.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the divisions of the Separate Account at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We are closed for national business holidays, including Martin Luther King, Jr. Day, and also on the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. We will not process any policy transactions received as of such days other than a policy anniversary report, monthly charge deduction and the payment of death benefit proceeds. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

A net investment factor is determined for each division of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation will include charges for Saturday, Sunday and Monday). The daily charge is currently at an effective annual rate of .60% and is guaranteed not to exceed an effective annual rate of .70%. See CHARGES AGAINST THE SEPARATE ACCOUNT on page 14. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Champion 2000 unit values, call (212) 714-5015.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts from any division of the Separate Account to any other division of the Separate Account or to the Guaranteed Interest Division. Special rules apply to transfers out of the Guaranteed Interest Division. See TRANSFERS FROM THE GUARANTEED INTEREST DIVISION on page 6. You may make a transfer by telephone or by submitting a written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS on page 11.

The minimum amount which may be transferred on any date will be shown on the Policy Information Page and is usually $500. This minimum need not come from any one division or be transferred to any one division as long as the total amount transferred that day, including any amount transferred to or from the Guaranteed Interest Division, is at least equal to the minimum. However, we will transfer the entire amount in any division of the Separate Account even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service which is described below.

Transfers take effect on the date we receive your request but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than currently allocated to that division. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Division into the other Separate Account divisions.

To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Money Market Division on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Separate Account investment divisions for monthly transfers, but the minimum amount that may be transferred to each division each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 16.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the funds in the Money Market Division are insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; (4) we receive notice of death under the policy or
(5) you elect to purchase a fixed-benefit insurance option.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. In order to make transfers by telephone, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed form MUST be returned to our Administrative Office before requesting a telephone transfer.

Telephone transfers may be requested on each day we are open to transact business. You will receive the division's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 3:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. Telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

Procedures have been established by Equitable Variable that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If Equitable Variable does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, Equitable Variable will not be liable for following telephone instructions that it reasonably believes to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. You will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will ever apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Division.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least the minimum amount shown on the Policy Information Page, usually $500. If you request an additional loan, the additional amount requested will be added to the amount of any outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by writing to our Administrative Office. You should tell us how much of the requested loan you want taken from your unloaned amount in the Guaranteed Interest Division and how much you want taken from your amounts in the divisions of the Separate Account. If you request a loan from a division of the Separate Account, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. The amounts you have in each division will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate the loan, it will be allocated according to the deduction allocation percentages applicable to your Policy Account. See CHANGING YOUR ALLOCATION AND DEDUCTION PERCENTAGES on page 8. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions of your unloaned amounts in the Guaranteed Interest Division and your value in each division of the Separate Account to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loan and any additional amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of: 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. Your maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. Loaned amounts are expected to earn interest at a lower rate than the rate you are charged for policy loan interest. Currently the rate we credit on loaned amounts is 1% less than the rate we charge for policy loan interest. Beginning in the twenty-first policy year, the current rate credited on loaned amounts is 1/2 of 1% less than the rate we charge for policy loan interest. Because Champion 2000 was offered for the first time in 1992, no reduction in the loan spread in the twenty-first policy year has yet been attained. These loan spreads are those currently in effect and are not guaranteed. However, the interest credited on loaned amounts will never be less than 4%.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the investment divisions to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time while your policy is in force. However, except for loan interest due, we assume that any money you send us is meant as a premium payment. If you wish to have any payment applied to repay a loan, you must specifically so indicate in writing. We will first allocate loan repayments to our Guaranteed Interest Division until the amount of any loan originally allocated to that division has been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount in the Guaranteed Interest Division will not be available for investment in the divisions of the Separate Account or in the unloaned portion of the Guaranteed Interest Division. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the divisions of the Separate Account and the rates declared for the unloaned portion of the Guaranteed Interest Division. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy or to apply to options on lapse. A loan may also affect the length of time that your insurance remains in force. See YOUR POLICY CAN LAPSE on page 15. See TAX EFFECTS on page 17 for the tax consequences of a policy loan.

PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT

At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash Surrender Value by writing to our Administrative Office. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o not exceed the excess of the Policy Account value over Tabular Policy Account value,

o  be at least $500,

o not cause the Face Amount to fall below the minimum for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

PARTIAL WITHDRAWAL CHARGES. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted from your Policy Account.

ALLOCATION OF PARTIAL WITHDRAWALS AND CHARGES. You may specify how much of the withdrawal you want taken from amounts you have in each division of the Separate Account and the unloaned portion of the Guaranteed Interest Division. If you do not specifically indicate, we will make the withdrawal on the basis of your deduction allocation percentages. The related expense charge is deducted from the amount you have remaining in each division and the unloaned portion of the Guaranteed Interest Division, based on the proportion that the amount withdrawn from each bears to the total amount withdrawn. If we cannot make the withdrawal or deduct the expense charge in the manner described above, we will make the withdrawal and deduction based on the proportions of your unloaned amounts in the Guaranteed Interest Division and the divisions of the Separate Account to the total unloaned value of your Policy Account.

THE EFFECTS OF A PARTIAL WITHDRAWAL. A partial withdrawal reduces the amount you have in your Policy Account and your Cash Surrender Value. It also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk which is the difference between the current death benefit and the amount in your Policy Account. However:

o Under an Option A policy (unless the Alternative Death Benefit applies) the Face Amount will be reduced so that there will be no change in the net amount at risk. This will also result in a reduction of scheduled premium and Tabular values. Surrender Charges will not be incurred.

o Under the Alternative Death Benefit (whether under Option A or B) there generally would be a greater than dollar-for-dollar reduction in both the death benefit and the net amount at risk, but no change in the Face Amount will be made.

The partial withdrawal and these reductions will be effective as of the date your withdrawal request is received at our Administrative Office. See TAX EFFECTS on page 17 for the tax consequences of a partial withdrawal and for a reduction in benefits. Withdrawals increase the risk that your policy may lapse even if scheduled premiums are paid when due. This is because the Premium Test for lapse applies net of withdrawals, and investment experience may be insufficient to enable your Policy Account to meet the alternative Policy Account Test. See YOUR POLICY CAN LAPSE on page 15.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the Surrender Charges described under SURRENDER CHARGES on page 15. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. You may surrender the policy by sending a written request and the policy to our Administrative Office. We will compute the Net Cash Surrender Value as of the date we receive your request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date. See TAX EFFECTS on page 17 for the tax consequences of a policy surrender.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM YOUR PREMIUMS. Charges for applicable taxes and certain other charges are deducted from premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

o CHARGES FOR APPLICABLE TAXES and additional charges imposed on premium payments by all states and certain jurisdictions are deducted from each premium payment. Such taxes currently range between .75% and 5% (Virgin Islands). This tax is incurred by Equitable Variable, so you cannot deduct it on your income tax return. The amount of the tax may vary depending on the jurisdiction in which the insured person resides.

   This charge will be increased or decreased to reflect any legislative changes in the applicable tax. In addition, if the insured person changes his or her place of residence, you should notify us to change the charge to the tax rate of the new jurisdiction. Any change will take effect on the next policy anniversary. You will receive a notice of this change, including any change to the scheduled premium.

o COLLECTION CHARGE. $2 is deducted from each premium to pay the cost of payment processing. Policyowners who pay premiums annually will incur lower aggregate collection charges than those who pay more frequently.

o PREMIUM SALES CHARGE. 4% of each premium will be deducted to compensate us in part for sales and promotional expenses in connection with selling Champion 2000, such as commissions, advertising, and the cost of preparing and printing sales literature and prospectuses. We pay these expenses from our own resources, including the Premium Sales Charge, the Premium Surrender Charge described below, and any profit we may earn on other charges deducted under the policy. See PREMIUM SURRENDER CHARGE on page 15.

   Currently, we deduct the Premium Sales Charge from each premium payment until the cumulative amount deducted equals 40% of scheduled premiums due in the first policy year as determined at issue. However, we reserve the right to deduct the guaranteed charge of 4% of each premium payment at any time during the life of the policy.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

o MONTHLY ADMINISTRATIVE CHARGES. $20 per month during the first policy year to compensate us for the cost of underwriting and issuing your policy.

   $5 per month after the first policy year to compensate us for the ongoing costs of maintaining your policy, such as billing, policy transactions and policyowner communications. We reserve the right to increase this charge, but it is guaranteed not to exceed $8 per month. All administrative charges (including the collection charge deducted from your premium and the Administrative Surrender Charge described below) are designed to reimburse us for expenses, and we do not expect to profit from them.

o COST OF INSURANCE CHARGE. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit and the amount in your Policy Account. Your cost of insurance charge will vary from month to month with changes in the net amount at risk, and the rate will change with the increasing age of the insured person.

   Unless the Alternative Death Benefit applies, the net amount at risk for Option A policies is the Face Amount minus the Policy Account value. This is also the way we calculate the net amount at risk for Option B policies when the Policy Account value is less than the Tabular Policy Account value. When the Policy Account value exceeds the Tabular Policy Account value, however, the net amount at risk for Option B policies equals the Face Amount minus the Tabular Policy Account value.

   Making premium payments (whether scheduled or optional) may increase your Policy Account, which would, under Option A, reduce the net amount at risk while leaving the death benefit unchanged. An increase in the Policy Account under an Option B policy will increase the death benefit and leave the net amount at risk unchanged as long as the Policy Account is more than the Tabular Policy Account. However, if the Tabular Policy Account value is greater, an increase in the Policy Account will have the same effect as under Option A. Reducing the net amount at risk will generally result in reduced cost of insurance charges. When the higher Alternative Death Benefit applies a higher net amount at risk and, consequently, higher cost of insurance charges will apply. In this situation, premium payments will not reduce the net amount at risk. See DEATH BENEFITS on page 8 for when the higher Alternative Death Benefit applies.

   The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. After the first policy year, the current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard

   Ordinary Male and Female, Smoker and Non-Smoker Mortality Tables. The current monthly cost of insurance rates are determined based on factors such as the sex, age and smoker/non-smoker status of the insured person and the Face Amount of the policy at the time of the charge. In addition, the current rates also vary depending on the duration of the policy (i.e., length of time since a policy has been issued).

   Beginning in the sixth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account Value on the date such charges are assessed. These percentages begin at an annual rate of .05% and increase annually. This cost of insurance charge reduction applies on a current basis and is not guaranteed. Because Champion 2000 was offered for the first time in 1992, no reduction of cost of insurance charges in the sixth policy year has yet been attained.

   Lower cost of insurance rates apply at most ages for insured persons who qualify as non-smokers. To qualify, an insured person must meet additional requirements that relate to smoking habits. In addition, the insured person must be age 20 or over. Insured persons who are under 20 years of age may ask us to review their current smoking habits when they reach the policy anniversary nearest their 20th birthday. A change in smoker classification will effect scheduled premiums and Tabular values.

   There will be no distinctions based on sex in the cost of insurance rates for Champion 2000 policies sold in Massachusetts and Montana. Policyowners in these states should disregard the references to sex in this prospectus. Cost of insurance rates applicable to a policy issued in these states would not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued in these states. The guaranteed cost of insurance rates for Champion 2000 are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table.

   Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and rating class. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Champion 2000 in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

o RATING CHARGE. A charge will be assessed if the insured person does not meet standard underwriting requirements. The amount and duration of this charge is shown on the Policy Information Page. Unlike the cost of insurance charge, the rating charge is calculated based upon the Face Amount of insurance and not the net amount at risk.

o CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits you choose will be deducted monthly. The amount and duration of these charges are shown on the Policy Information Page.

o GUARANTEED MINIMUM DEATH BENEFIT CHARGE. One cent per $1,000 of Face Amount of insurance is deducted monthly to compensate us for the risk we assume by guaranteeing a death benefit, no matter how unfavorable investment experience may be, as long as scheduled premiums are paid, no withdrawals are made and any policy loan plus accrued loan interest does not exceed the policy's Cash Surrender Value. This charge will be assessed as long as your policy remains in force and regardless of whether scheduled premiums are paid.

Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

In addition to the monthly deductions from your Policy Account described above, see PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 12 and TRANSFERS OF POLICY ACCOUNT VALUE on page 10 for a description of policy transaction fees. Also, if after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See INDIVIDUAL ILLUSTRATIONS on page 26.

HOW POLICY ACCOUNT CHARGES ARE ALLOCATED. Generally, deductions from your Policy Account for monthly charges are made from the divisions of our Separate Account and the unloaned portion of our Guaranteed Interest Division in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See CHANGING YOUR ALLOCATION AND DEDUCTION PERCENTAGES on page 8. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Division and your amounts in the divisions of the Separate Account bear to the total unloaned value of your Policy Account.

CHARGES AGAINST THE SEPARATE ACCOUNT. These charges are reflected in the unit values for the divisions of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE on page 10.

o A charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual current rate is .60%. The annual guaranteed rate is .70%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. We make a charge for these mortality and expense risks at an effective annual rate applied to the value of the assets in the Separate Account attributable to Champion 2000. If the amount collected from this charge exceeds losses from the risks assessed, it will be to our profit.

o We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment experience of the divisions of the Separate Account. See TAX EFFECTS on page 17.

TRUST CHARGES. Our Separate Account purchases shares of the Trust at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Trust. The Trust does not impose a sales charge. See THE TRUST'S INVESTMENT ADVISER on page 4.

SURRENDER CHARGES. There will be a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for the first fifteen policy years. This difference is the result of the Premium Surrender Charge, a contingent deferred sales charge, and a contingent deferred Administrative Surrender Charge. See also PREMIUM SALES CHARGE on page 13. These charges are contingent because you pay them only if you surrender your policy (or reduce its Face Amount or let it lapse). They are deferred because we do not deduct them from your premiums. Because these Surrender Charges are contingent and deferred, the amount we might collect in a policy year is not related to actual expenses for that year.

o PREMIUM SURRENDER CHARGE. To determine the Premium Surrender Charge, "target" premiums are used. A target premium is generally equal to the annual initial scheduled premium for basic life insurance, but it may be less in order to meet certain state law requirements.

   The maximum Premium Surrender Charge will equal 61% of one target premium. The maximum will not vary based on the amount of premiums you pay or when you pay them. After the first eight policy years, the maximum Premium Surrender Charge begins to decrease on a monthly basis resulting in the following year-end maximums: End of Year 9 (56%), Year 10 (51%), Year 11 (41%), Year 12 (31%), Year 13 (21%), Year 14 (11%) and Year 15 (0).

   Subject to the maximum, the Premium Surrender Charge is calculated based on actual premium payments. The charge equals 26% of all premium payments made in the first year up to one target premium and 5% of all other premium payments, subject to the maximum percentages described above.

o ADMINISTRATIVE SURRENDER CHARGE. The Administrative Surrender Charge for insured persons over age 19 is $540 during the first three policy years and declines in equal monthly increments thereafter, expiring at the end of the twelfth policy year. For insured persons 19 and under, the Administrative Surrender Charge is $450 during the first three policy years and declines in equal monthly increments thereafter until it reaches zero at the end of the twelfth policy year. This charge is intended to compensate us for the administrative costs in issuing the policy.

A table of maximum Surrender Charges (maximum Premium Surrender Charge plus maximum Administrative Surrender Charge) appears on the Policy Information Page.

If during the first fifteen policy years, you decrease the Face Amount of your policy, we will consider it a partial surrender and will deduct a pro rata portion of the Surrender Charges. The pro rata Surrender Charge for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the total Surrender Charge.

We will deduct the pro rata Surrender Charge to the extent available in the Policy Account and reduce the total Surrender Charge by the amount actually deducted. The maximum Surrender Charges you could pay in the future will be reduced proportionately. You will receive a new Policy Information Page showing the new maximum Surrender Charges.

ADDITIONAL INFORMATION ABOUT CHAMPION 2000

YOUR POLICY CAN LAPSE. Your policy may terminate ("lapse") if a default occurs as described below, or if any outstanding policy loan plus accrued loan interest exceeds the policy's Cash Surrender Value. If your policy lapses during the first fifteen policy years, you will incur Surrender Charges.

On the first day of each policy month, we perform the following test (called the Policy Account Test):

   (A) Determine the Tabular Policy Account value.

   (B) Determine your Policy Account value after that day's deductions and other policy transactions.

If (A) is less than (B), then the policy is not in default. If (A) is greater than (B), there is a Policy Account deficit and we perform the following test (called the Premium Test):

   (C) Determine the scheduled premium fund. The scheduled premium fund for any policy month is the accumulation of all scheduled premiums due prior to that month, taking into account any changes to scheduled premiums and accumulated at an effective annual interest rate of 4%.

   (D) Determine the actual premium fund. The actual premium fund for any policy month is the accumulation of all premiums paid, accumulated at an effective annual interest rate of 4% minus all withdrawals accumulated at the same rate of interest.

If (C) is greater than (D), then the policy is in default as of the beginning of the current policy month. This is the date of default.

Your policy will pass the Premium Test if you have made all scheduled premium payments when due and have not made any withdrawals. Your policy may pass the Policy Account Test because of favorable investment experience, because we deducted less than the guaranteed maximum charges, because you paid more than scheduled premiums, or a combination of these factors. However, it is not advisable to rely on these factors, because investment experience and policy charges may vary in the future.

The policy will not go into default during any covered period of total disability under a Disability Waiver rider as long as no withdrawals are made and loan interest is paid when due during that time. If you make a withdrawal during a period of total disability, the default tests will be applied and the policy will go into default if the tests are failed.

A 61-day grace period will begin as of the date of default. Insurance will remain in effect during the grace period, but we will subtract any overdue Policy Account deductions from the death benefit if the insured person dies during that period. We will send you a notice of the payment required to end the default and to keep the policy in force. The amount of this payment will not be greater than the difference between the scheduled premium fund at the end of the grace period and the actual premium fund as of the date of default. During the grace period, we will not accept any premium payment until a payment at least equal to the required amount has been made.

If the required payment is not received during the grace period, the policy will lapse as of the date of default. When a policy lapses, any additional benefits also end. All insurance will end unless the policy's Net Cash Surrender Value is used to purchase a continuing insurance option. See OPTIONS ON LAPSE below. See also TAX EFFECTS on page 17 for the potential tax consequences of policy lapse. Any payment received during a grace period (after required deductions from premiums) will be put in your Policy Account and allocated in accordance with your premium allocation percentages. Overdue deductions will be collected.

Whenever we determine that an outstanding policy loan plus accrued loan interest exceeds the Cash Surrender Value, we will send a notice to inform you of this. A 61-day grace period will begin from the date we send the notice. The policy will terminate at the end of the grace period unless you make a loan repayment during the grace period that is large enough to reduce your outstanding loan and accrued loan interest to below the Cash Surrender Value of your policy.

While a policy is in the grace period you may not transfer Policy Account value, decrease the Face Amount or make a partial withdrawal.

OPTIONS ON LAPSE. If your policy lapses, we will use any Net Cash Surrender Value to maintain insurance in force under one of the two insurance options described below, or, if you request, we will pay you any Net Cash Surrender Value or reinstate the policy. See YOU MAY REINSTATE THE POLICY below for conditions of reinstatement. We will deduct any amounts securing a Living Benefit payment.

Fixed-benefit paid-up extended term insurance is the automatic option when it is available and you have not requested one of the other options. If fixed-benefit paid-up extended term insurance is not available, the automatic option is fixed-benefit reduced paid-up insurance.

o FIXED-BENEFIT PAID-UP EXTENDED TERM INSURANCE. Under this option the Net Cash Surrender Value is used to buy term insurance equal to the death benefit under your policy on the date of default minus any loan and accrued loan interest as of that date. The length of time that coverage will continue depends on the Net Cash Surrender Value on the date of default and the smoker/non-smoker status, age and sex (except where unisex rates apply) of the insured person. Extended term insurance has a cash surrender value, but it cannot be used for a loan. Partial withdrawals are not available. This option is not available if specified on the Policy Information Page.

o FIXED-BENEFIT REDUCED PAID-UP INSURANCE. If we receive your written request for this option within three months following the date of default, or if paid-up extended term insurance is not available, the Net Cash Surrender Value will be used to buy reduced paid-up whole life insurance. The amount of insurance you can buy will depend on the amount of Net Cash Surrender Value, and the insured person's age, sex (except where unisex rates apply) and smoker classification on the date of default. This option cannot be elected if the face amount of reduced paid-up insurance would be less than $1,000. The amount of reduced paid-up fixed insurance will generally be lower than the amount of extended term insurance. Reduced paid-up fixed insurance has cash value, which may be used during the insured person's lifetime for a loan.

If we receive your request for a cash payment after the grace period has expired, the payment will be the cash surrender value of the applicable insurance option less any loan plus accrued interest, if applicable.

Upon written request, you may choose to have your policy placed under one of these insurance options as of the beginning of the next policy month. The option chosen must have been available to you upon lapse, as described above.

See TAX EFFECTS on page 17 for the potential tax consequences of a reduction in death benefits.

YOU MAY REINSTATE THE POLICY. Unless the policy has been surrendered for its Net Cash Surrender Value, you may reinstate a lapsed policy within five years after the grace period has expired if:

o  you apply for reinstatement during the five year period;

o you provide evidence satisfactory to us that the insured person (and any other person insured under a rider) is still insurable;

o  you make the required premium payment; and

o you repay any loan (with accrued loan interest) that was taken while under the reduced paid-up option.

The required payment will not be greater than the difference between the scheduled premium fund and the actual premium fund on the date of reinstatement plus the scheduled premium due on such date, if any. We will deduct (i) the charge for applicable taxes; (ii) the collection charge, (iii) the Premium Sales Charge, if applicable and (iv) overdue monthly administrative charges from the date of default. Some states may vary the time period or the amount of the payments described above. See TAX EFFECTS on page 17 for the potential tax consequences of reinstatement.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for a Champion 2000 policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date also shown on the Policy Information Page, is used to measure policy years, months and anniversaries (annual and monthly). Charges and deductions under the policy are first made as of the Register Date. As to when coverage under the policy begins, see PREMIUM AMOUNTS AND DUE DATES on page 7.

Generally, we determine the Register Date based upon when we receive your full initial premium. In most cases:

o If you submit the full initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive your full initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

We may permit corporate policyowners to backdate a Register Date (up to six months) in order to coordinate a single premium payment date for all employees. We may also permit policyowners to advance a Register Date (up to three months) in employer-sponsored payroll deduction cases. Backdating the Register Date (up to six months) may also be permitted to save age.

The investment start date is the date that your first net premium begins to vary with the investment performance of the divisions of the Separate Account or accrue interest in the Guaranteed Interest Division. Generally, the investment start date will be the same as the Register Date if the full first premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full first premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be invested. The investment start date for policies with backdated Register Dates will also be the date the premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, the amount of any premium received prior to the Allocation Date will be allocated to the Money Market Division of the Separate Account until the Allocation Date. See PREMIUM AND MONTHLY DEDUCTION ALLOCATIONS on page 8.

Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the effect of the current Federal income tax laws as currently interpreted on Champion 2000 policies owned by U.S. resident individuals. The tax effects on corporate taxpayers subject to the Federal alternative minimum tax, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. A Champion 2000 policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code (the Code). We believe that Champion 2000 will meet these requirements, and that under Federal income tax law:

o the death benefit received by the beneficiary under your Champion 2000 policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a loan or a partial withdrawal.

Special tax rules may apply, however, if you transfer ownership of the policy. Consult your tax adviser before any such transfer.

The Federal income tax consequences of a distribution from your policy will depend on whether your policy is determined to be a "modified endowment." The character of any income recognized will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, the reinstatement of a lapsed policy and certain other changes.

If the benefits under your policy are reduced during the first seven policy years (or within seven years after a material change) for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy lapse, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which lapses and is reinstated, will also be considered a modified endowment.

Changes made to a life insurance policy, for example, a decrease in benefits or a reduction in benefits as a result of policy lapse, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance. See POLICY CHANGES on page 18.

IF YOUR CHAMPION 2000 POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first fifteen policy years, the proceeds from a partial withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account value (or, in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of any policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. In addition, if a policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distribution will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions
(i) to taxpayers 59 1/2 years of age or older, (ii) in the case of disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy. The Separate Account, through the Trust, intends to comply with these requirements.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular divisions of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income for Federal income tax purposes. Under current law, we believe that Equitable Variable, and not the policyowner, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We may make changes in the policy or its riders or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you, the insured or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Champion 2000 will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT-SHARING PLANS. If Champion 2000 policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult your legal adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return, but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any division of the Separate Account for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local and other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to make tax payments later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.


PART 3:       ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the divisions of our Separate Account in shares of the corresponding Trust portfolios. Equitable Variable is the legal owner of the shares and will attend, and has the right to vote at, any meeting of the Trust's shareholders. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the Investment Company Act of 1940 (the
Act).

Even though we own the shares, to the extent required by the Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in the Separate Account in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios corresponding to the Separate Account divisions to which your Policy Account is allocated. The number of Trust shares in each division that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that division by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board of Trustees for the Trust's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Trust. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE, page 20) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the divisions of the Separate Account. We will cast votes attributable to amounts we have in the divisions of the Separate Account in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add divisions to, or remove divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to Champion 2000 from one division and put them into another;

o  register or end the registration of the Separate Account under the Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable Variable under the Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the divisions in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a division, you will be notified as required by law. We may, for example, cause the division to invest in a mutual fund other than, or in addition to, the Trust. If you then wish to transfer the amount you have in that division to another division of the Separate Account or to the Guaranteed Interest Division, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account Value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers of amounts between investment divisions and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require that we measure this time in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in death benefit resulting from an option change or a substitution of insured) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled after two years from the later of the Issue Date of the policy or the date when the additional benefit rider became effective. We can require proof of continuing disability at any time while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex. If the insured person commits suicide within two years after the date on which the policy was issued or following a policy change that increases the death benefit, the death benefit will be limited as described in the policy. A new two year period will begin on the date of substitution following a substitution of insured. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments such as the Net Cash Surrender Value may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any division of the Separate Account. Instead, interest accrues pursuant to the options chosen. You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY, page 21). If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account . See WHEN WE PAY POLICY PROCEEDS on page 21. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. You can name more than one beneficiary. Beneficiaries may be classed as primary and contingent beneficiaries. When two or more persons are named in a class they will share equally unless you have specified their respective shares. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in the policy to someone else as collateral for a loan or for some other reason, if we agree. If you do, a copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the divisions of the Separate Account. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook to the agent within seven days after we receive the required documents. The agent will deliver the checkbook to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of Net Cash Surrender Value withdrawal or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Division for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Division.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of the Champion 2000 policy may vary somewhat from jurisdiction to jurisdiction. State variations will be covered by a supplement to this prospectus or policy endorsement as appropriate.

The Champion 2000 policy (Plan No. 90-400) has been filed with and approved by insurance officials in 50 states, Puerto Rico and the Virgin Islands. No Champion 2000 policy is available in the District of Columbia. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable Variable may vary the charges and other terms of Champion 2000 where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Champion 2000 policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

Prior to May 1, 1994, we were the principal underwriter of the Trust under a Distribution Agreement. In addition, Equitable distributed our policies under a Sales Agreement. Effective May 1, 1994, these underwriting and distribution responsibilities will be transferred to Equico Securities, Inc. (Equico), a wholly-owned subsidiary of Equitable, whose principal business address is 1755 Broadway, New York, NY 10019. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (the Exchange Act) and is a member of the National Association of Securities Dealers, Inc. Equico will be paid a fee for its services as distributor of our policies.

We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of Equico. The agent who sells you this policy receives sales commissions from Equitable. We reimburse Equitable from our own resources, including the Premium Sales Charge deducted from your premium and any Surrender Charges we might collect. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 4% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 6% of the premiums paid up to a certain amount and 4% of the premiums paid in excess of that amount; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Commission rates for Incentive Life 2000, our flexible premium variable life insurance policy, currently are lower for first year premiums and higher for subsequent premiums. Agents with limited years of service may be paid differently. Commissions paid to agents based upon refunded premiums may be recovered.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of Equico or of another company registered with the SEC as a broker-dealer under the Exchange Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.

Equitable performs certain sales and administrative duties for us pursuant to a written agreement which is automatically renewed each year, unless either party terminates. Under this agreement, we pay Equitable for salary costs and other services and an amount for indirect costs incurred through our use of Equitable personnel and facilities. We also reimburse Equitable for sales expenses related to business other than variable life insurance policies. The amounts paid and accrued to Equitable by us under the sales and services agreements totalled approximately $355.7 million in 1993, $374.9 million in 1992, and $336.6 million in 1991.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Equitable Variable and of the Separate Account included in this prospectus have been audited for the year ended December 31, 1993 by Price Waterhouse and for the years ended December 31, 1992 and 1991 by Deloitte & Touche, as stated in their respective reports. The financial statements of the Separate Account and Equitable Variable for the year ended December 31, 1993 included in this prospectus have been so included in reliance on the report of Price Waterhouse, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of the Separate Account and Equitable Variable for the years ended December 31, 1992 and 1991 included in this prospectus have been so included in reliance on the reports of Deloitte & Touche, independent accountants, given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable Variable contained in this prospectus should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the Champion 2000 policies. They should not be considered as bearing upon the investment experience of the divisions of the Separate Account.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

MANAGEMENT

Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL               BUSINESS EXPERIENCE
BUSINESS ADDRESS                 WITHIN PAST FIVE YEARS
----------------                 ----------------------
DIRECTORS

Michel Beaulieu................  Director of Equitable  Variable since February 1992.  Senior Vice  President,  Equitable,  since
                                 September  1991;  prior thereto,  Chief Life Actuary AXA group 1989 to 1991;  Managing  Director
                                 Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

Jerry de St Paer...............  Director of Equitable  Variable since April 1992.  Executive  Vice  President & Chief  Financial
                                 Officer,  Equitable,  since April 1992;  prior thereto,  Executive Vice President since December
                                 1990;  Senior Vice  President & Treasurer  June 1990 to December  1990;  Senior Vice  President,
                                 Equitable Investment  Corporation January 1987 to January 1991; Executive Vice President & Chief
                                 Financial  Officer,  Equitable  Companies  Inc.  since May  1992;  Director,  Economic  Services
                                 Corporation & various Equitable subsidiaries.

William T. McCaffrey...........  Director of Equitable Variable since February 1987. Executive Vice President,  Equitable,  since
                                 February 1986 and Chief  Administrative  Officer since  February 1988;  prior  thereto,  various other Equitable positions. Director, Equitable Foundation since September 1986.

Harvey Blitz...................  Director of Equitable  Variable  since  October 1992.  Senior Vice  President,  Equitable  since
                                 September 1987. Senior Vice President, The Equitable Companies,  Incorporated,  since July 1992.
                                 Director,  Equico  Securities,  Inc.,  since  September  1992; The Equitable of Colorado,  since
                                 September 1992;  Traditional Equinet Business Corporation of New York and its subsidiaries since
                                 October 1992.

Christophe Dupont-Madinier.....  Director of Equitable Variable since February 1993. Senior Vice President,  AXA (Paris, France),
                                 since  1988.  Director,   Donaldson,  Lufkin  &  Jenrette,  Inc.;  Alliance  Capital  Management
                                 Corporation, Equitable Real Estate Investment Management, Inc.

Pascal Thebe...................  Director of Equitable  Variable since  February 1993.  Vice  President,  Equitable,  since March
                                 1993.  Prior thereto,  Vice President,  AXA (Paris),  since March 1992;  Vice  President,  Alpha
                                 Assurances, since June 1989; Actuary, Drout Assurances, since 1986.

OFFICERS--DIRECTORS

James M. Benson................  President,  Equitable  Variable  since  December,  1993;  Vice Chairman of the Board,  Equitable
                                 Variable since July 1993.  President and Chief Operating  Officer,  Equitable,  February 1994 to
                                 present;  Senior  Executive  Vice  President,  April  1993  to  February  1994.  Prior  thereto,
                                 President, Management Compensation Group, 1983 to February 1993.

Gordon Dinsmore................  Senior  Vice  President,  Equitable  Variable,  since  February  1991.  Senior  Vice  President,
                                 Equitable since September 1989; prior thereto,  various other Equitable positions.  Director and
                                 Senior Vice President,  March 1991 to present,  Equitable of Colorado;  Director, FHJV Holdings,
                                 Inc., December 1990 to present; Director, Equitable Capital Securities Corporation,  August 1993
                                 to present, and Director Equitable Foundation, May 1991 to present.

Richard H. Jenrette............  Senior  Investment  Officer,  Equitable  Variable,  since  September  1988;  Chairman  and Chief
                                 Executive Officer, The Equitable Companies  Incorporated,  since May 1992; Chairman of Executive
                                 Committee,  Equitable, since February 1994. Prior thereto, Chairman since May 1987. Chairman and
                                 Chief  Executive  Officer  from May 1990 to  September  1992.  Chairman,  Donaldson,  Lufkin and
                                 Jenrette,  Inc., since December 1973. Director,  AXA since July 1991 and various other Equitable subsidiaries. Director, McGraw-Hill, Inc., since January 1993.

James S. Kalmer................  Senior Vice President,  Equitable  Variable,  since February 1991. Vice President since December
                                 1987.  Senior Vice President,  Equitable,  since September 1989, prior thereto,  Vice President.
                                 Director,  Traditional  Equinet Business  Corporation of New York (TRAEBCO) and its subsidiaries since March 1991.

NAME AND PRINCIPAL               BUSINESS EXPERIENCE
BUSINESS ADDRESS                 WITHIN PAST FIVE YEARS
----------------                 ----------------------
OFFICERS--DIRECTORS (Continued)

Joseph J. Melone...............  Chairman of the Board and Chief  Executive  Officer,  Equitable  Variable,  since November 1990;
                                 Chairman  of the  Board  and Chief  Executive  Officer,  Equitable,  February  1994 to  present;
                                 President and Chief  Executive  Officer,  September 1992 to February  1994;  President and Chief
                                 Operating  Officer from November 1990 to September 1992.  President and Chief Operating  Officer
                                 of The  Equitable  Companies  Incorporated  since  July  1992.  Prior  thereto,  President,  The
                                 Prudential  Insurance Company of America,  since December 1984.  Director,  Equity & Law (United
                                 Kingdom)  and  various  other   Equitable subsidiaries.

Brian O'Neil...................  Senior Vice President and Chief  Investment  Officer,  Equitable  Variable,  since October 1992.
                                 Executive  Vice  President & Chief  Investment  Officer,  Equitable,  since  April  1992;  prior thereto;  Senior Vice President  since February 1989;  Vice President from July 1988 to February
                                 1989. Senior Vice President, Equitable Capital, from November 1987 to March 1989.

Samuel B. Shlesinger...........  Senior Vice  President,  Equitable  Variable,  since  February  1988.  Senior Vice President and
                                 Actuary, Equitable; prior thereto, Vice President and Actuary.

Dennis D. Witte................  Senior  Vice  President,  Equitable  Variable,  since  February  1991;  Senior  Vice  President,
                                 Equitable, since July 1990; prior thereto, various other Equitable positions.

OFFICERS

J. Thomas Liddle, Jr...........  Senior Vice President and Chief  Financial  Officer,  Equitable  Variable,  since February 1986.
                                 Senior Vice President,  Equitable since April 1991;  prior thereto,  Vice President and Actuary,
                                 Equitable.

Franklin Kennedy, III..........  Vice President,  Equitable Variable, since August 1981. Senior Vice President,  Alliance Capital
  1345 Avenue of the Americas    Management  Corporation,  July  1993  to  present;  Senior  Vice  President,  Equitable  Capital
  New York, New York 10105       Management  Corporation,  March 1987 to July 1993.  Vice  President,  The  Hudson  River  Trust.
                                 Managing  Director  and  Chief  Investment Officer, Equitable Investment Management Corporation,
                                 from November 1983 to January 1987.

William A. Narducci............  Vice  President  and  Chief  Claims  Officer,  Equitable  Variable  since  February  1989.  Vice
  200 Plaza Drive                President, Equitable since February 1988; prior thereto, Assistant Vice President.
  Secaucus, New Jersey 07096

John P. Natoli.................  Vice President and Chief Underwriting  Officer,  Equitable  Variable,  since February 1988. Vice
  2 Penn Plaza                   President, Equitable.
  New York, New York 10121

Molly K. Heines................  Secretary,  Equitable  Variable,  since February 1991; Vice President and Secretary,  Equitable,
                                 since July 1990; prior thereto, Vice President & Counsel.

Kevin R. Byrne.................  Treasurer,  Equitable  Variable,  since September 1990; Vice President and Treasurer,  Equitable
                                 since  September  1993;  prior thereto,  Vice President from March 1989 to September  1993. Vice
                                 President  and  Treasurer,  The Equitable  Companies  Incorporated,  September  1993 to present;
                                 Frontier  Trust  since  August  1990;  Traditional  Equinet  Business  Corporation  of New  York
                                 (TRAEBCO) and its subsidiaries October 1990 to present.

Stephen Hogan..................  Vice President and Controller,  Equitable  Variable,  February 1994 to present.  Vice President,
                                 Equitable, January 1994 to present; prior thereto,  Controller, John Hancock subsidiaries,  from
                                 1987 to December 1993.

PART 4:       ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables have been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Champion 2000 policy could vary over time if the divisions of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual policy benefits will differ from those shown in the tables if the annual investment returns AVERAGE 0%, 6% or 12% over a period of years but go above or below those figures in individual policy years. Actual policy benefits will also differ, depending on your premium allocations to each division, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual investment divisions. The tables are for a 40 year old standard risk male non-smoker. Scheduled premiums of $2,285.11 for an initial Face Amount of $200,000 are assumed to be paid at the beginning of each policy year. The Maximum Scheduled Premium for this policy is $7,542.56. See PREMIUM REDETERMINATION on page 7. The difference between the Policy Account and the Cash Surrender Values in the first fifteen years is the amount of the Surrender Charges. See SURRENDER CHARGES on page 15.

The tables illustrate cost of insurance and expense charges (policy cost factors) at both the current rates and at the maximum rates guaranteed in the policy. Beginning in the sixth policy year, the current tables reflect the reduction in current cost of insurance charges. Beginning in year eleven, the current charges reflect the termination of the Premium Sales Charge. See DEDUCTIONS FROM YOUR PREMIUMS on page 13. The amounts shown at the end of each policy year reflect current daily charges against the Separate Account investment divisions of .60% for mortality and expense risks (.70% for the guaranteed table), .48% for investment management (the average of the effective annual advisory fees applicable to each Trust portfolio during 1993 and the maximum advisory fee for the Equity Index Portfolio) and .03% for direct Trust expenses. The charge reflected for direct Trust expenses exceeds the aggregate actual charges incurred by the portfolios of the Trust as a percentage of aggregate average daily Trust net assets during 1993. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.11%, on 6% it would be 4.83% and on 12% it would be 10.76%. Remember, however, that investment management fees and direct Trust expenses vary by portfolio. See THE TRUST'S INVESTMENT ADVISER on page 4.

The tables assume a first year monthly administrative charge of $20 and an applicable tax rate of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current tables assume that the monthly administrative charge remains constant at $5 after the first policy year. The guaranteed tables assume that this monthly charge is $8. The tables reflect the fact that no charge is currently made for Federal taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on the age and sex of the proposed insured person, standard risk assumptions and an initial Face Amount of your choice. If you purchase a policy, we will, on request, deliver an individualized illustration reflecting the scheduled premium you have chosen and the insured person's actual risk class. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION A
                            ASSUMING CURRENT CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,000    $200,000    $200,000     $ 1,488    $ 1,595    $  1,702     $   364    $   471    $    579
      2            4,919      200,000     200,000     200,000       3,119      3,432       3,758       1,881      2,194       2,521
      3            7,564      200,000     200,000     200,000       4,714      5,340       6,018       3,362      3,988       4,666
      4           10,342      200,000     200,000     200,000       6,272      7,320       8,502       4,866      5,914       7,095
      5           13,258      200,000     200,000     200,000       7,791      9,376      11,233       6,331      7,915       9,772

      6           16,320      200,000     200,000     200,000       9,273     11,512      14,242       7,759      9,997      12,727
      7           19,536      200,000     200,000     200,000      10,718     13,733      17,561       9,149     12,164      15,992
      8           22,912      200,000     200,000     200,000      12,124     16,042      21,224      10,522     14,439      19,621
      9           26,457      200,000     200,000     200,000      13,489     18,441      25,266      12,058     17,010      23,834
     10           30,179      200,000     200,000     200,000      14,814     20,938      29,735      13,555     19,678      28,476

     15           51,775      200,000     200,000     200,000      21,130     35,469      60,964      21,130     35,469      60,964

     20           79,337      200,000     200,000     227,493      25,850     53,126     113,804      25,850     53,126     113,804

 25 (age 65)    $114,515     $200,000    $200,000    $353,634     $28,778    $75,313    $202,539     $28,778    $75,313    $202,539

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                 INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                 ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                                ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                        ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED     -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)        0%         6%        12%           0%           6%          12%
    ----       ----------      -------    -------    -------     ---------    ---------    ---------
      1         $  2,399       -84.06%    -79.38%    -74.68%     8,652.31%    8,652.31%     8,652.31%
      2            4,919       -46.40     -39.99     -33.68        786.87       786.87        786.87
      3            7,564       -31.61     -24.74     -18.04        306.10       306.10        306.10
      4           10,342       -23.68     -16.67      -9.88        174.31       174.31        174.31
      5           13,258       -19.07     -11.99      -5.17        117.08       117.08        117.08

      6           16,320       -16.09      -8.96      -2.12         86.06        86.06         86.06
      7           19,536       -14.01      -6.85      -0.01         66.91        66.91         66.91
      8           22,912       -12.45      -5.27       1.57         54.04        54.04         54.04
      9           26,457       -10.92      -3.82       2.94         44.87        44.87         44.87
     10           30,179        -9.77      -2.74       3.96         38.04        38.04         38.04

     15           51,775        -6.33       0.43       6.91         20.14        20.14         20.14

     20           79,337        -5.81       1.41       8.06         12.65        12.65         13.67

 25 (age 65)    $114,515        -5.80%      2.06%      8.74%         8.66%        8.66%        12.22%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION A
                           ASSUMING GUARANTEED CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,000    $200,000    $200,000     $ 1,486    $ 1,593    $  1,700     $   362    $   469    $    577
      2            4,919      200,000     200,000     200,000       2,986      3,295       3,616       1,748      2,057       2,379
      3            7,564      200,000     200,000     200,000       4,437      5,045       5,705       3,085      3,693       4,353
      4           10,342      200,000     200,000     200,000       5,834      6,842       7,980       4,428      5,436       6,574
      5           13,258      200,000     200,000     200,000       7,178      8,687      10,462       5,717      7,227       9,001

      6           16,320      200,000     200,000     200,000       8,462     10,577      13,167       6,947      9,063      11,652
      7           19,536      200,000     200,000     200,000       9,683     12,511      16,118       8,114     10,942      14,549
      8           22,912      200,000     200,000     200,000      10,840     14,488      19,338       9,238     12,886      17,736
      9           26,457      200,000     200,000     200,000      11,930     16,509      22,858      10,499     15,078      21,427
     10           30,179      200,000     200,000     200,000      12,946     18,568      26,704      11,687     17,309      25,444

     15           51,775      200,000     200,000     200,000      16,646     29,255      52,067      16,646     29,255      52,067

     20           79,337      200,000     200,000     200,000      16,948     39,710      92,335      16,948     39,710      92,335

 25 (age 65)    $114,515     $200,000    $200,000    $273,379     $11,630    $48,114    $156,574     $11,630    $48,114    $156,574

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)       0%         6%        12%           0%           6%          12%
    ----       ----------     -------    -------    -------     ---------    ---------    ---------
      1         $  2,399      -84.14%    -79.46%    -74.77%     8,652.31%    8,652.31%    8,652.31%
      2            4,919      -49.25     -42.76     -36.38        786.87       786.87       786.87
      3            7,564      -34.92     -27.89     -21.05        306.10       306.10       306.10
      4           10,342      -26.97     -19.74     -12.76        174.31       174.31       174.31
      5           13,258      -22.25     -14.90      -7.85        117.08       117.08       117.08

      6           16,320      -19.17     -11.73      -4.63         86.06        86.06        86.06
      7           19,536      -17.05      -9.51      -2.37         66.91        66.91        66.91
      8           22,912      -15.45      -7.83      -0.67         54.04        54.04        54.04
      9           26,457      -13.85      -6.28       0.82         44.87        44.87        44.87
     10           30,179      -12.67      -5.12       1.95         38.04        38.04        38.04

     15           51,775       -9.72      -2.01       5.07         20.14        20.14        20.14

     20           79,337      -10.80      -1.36       6.30         12.65        12.65        12.65

 25 (age 65)    $114,515      -16.26%     -1.35%      7.08%         8.66%        8.66%       10.63%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                            ASSUMING CURRENT CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,032    $200,138    $200,246     $ 1,486    $ 1,592    $  1,700     $   362    $   469    $    576
      2            4,919      200,000     200,311     200,637       3,115      3,427       3,753       1,877      2,190       2,515
      3            7,564      200,000     200,518     201,193       4,708      5,332       6,007       3,356      3,980       4,655
      4           10,342      200,000     200,764     201,940       6,264      7,308       8,484       4,858      5,902       7,078
      5           13,258      200,000     201,052     202,898       7,782      9,358      11,204       6,322      7,898       9,744

      6           16,320      200,000     201,392     204,103       9,263     11,488      14,199       7,748      9,973      12,684
      7           19,536      200,000     201,788     205,584      10,707     13,700      17,496       9,138     12,131      15,928
      8           22,912      200,000     202,247     207,378      12,113     15,999      21,130      10,510     14,396      19,527
      9           26,457      200,000     202,769     209,516      13,477     18,385      25,132      12,046     16,954      23,701
     10           30,179      200,000     203,370     212,051      14,803     20,866      29,547      13,544     19,606      28,288

     15           51,775      200,000     208,307     233,154      21,118     35,225      60,072      21,118     35,225      60,072

     20           79,337      200,000     217,042     275,059      25,839     52,358     110,375      25,839     52,358     110,375

 25 (age 65)    $114,515     $200,000    $232,553    $354,407     $28,767    $73,809    $194,943     $28,767    $73,089    $194,943

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)       0%         6%        12%           0%           6%          12%
    ----       ----------     -------    -------    -------     ---------    ---------    ---------
      1         $  2,399      -84.15%    -79.47%    -74.78%     8,653.70%    8,658.37%    8,663.06%
      2            4,919      -46.48     -40.08     -33.78        786.87       787.60       788.36
      3            7,564      -31.68     -24.83     -18.14        306.10       306.48       306.99
      4           10,342      -23.74     -16.75      -9.97        174.31       174.60       175.06
      5           13,258      -19.12     -12.07      -5.26        117.08       117.35       117.81

      6           16,320      -16.12      -9.03      -2.22         86.06        86.31        86.81
      7           19,536      -14.04      -6.92      -0.11         66.91        67.17        67.71
      8           22,912      -12.48      -5.34       1.46         54.04        54.31        54.91
      9           26,457      -10.94      -3.89       2.82         44.87        45.15        45.82
     10           30,179       -9.79      -2.81       3.85         38.04        38.33        39.08

     15           51,775       -6.34       0.34       6.74         20.14        20.58        21.80

     20           79,337       -5.82       1.28       7.81         12.65        13.30        15.17

 25 (age 65)    $114,515       -5.80%      1.85%      8.50%         8.66%        9.62%       12.23%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  CHAMPION 2000

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                 MODIFIED PREMIUM VARIABLE WHOLE LIFE INSURANCE
INITIAL SCHEDULED PREMIUM $2,285.11(1)              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                           ASSUMING GUARANTEED CHARGES



                                      DEATH BENEFIT(3)                  POLICY ACCOUNT(3)               CASH SURRENDER VALUE(3)
                               ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   --------------------------------     ------------------------------     ------------------------------
    YEAR       PREMIUMS(2)       0%          6%         12%          0%         6%         12%          0%         6%         12%
    ----       ----------    --------    --------    --------     -------    -------    --------     -------    -------    --------
      1         $  2,399     $200,030    $200,137    $200,244     $ 1,484    $ 1,591    $  1,698     $   360    $   467    $    574
      2            4,919      200,000     200,173     200,494       2,982      3,289       3,610       1,744      2,052       2,373
      3            7,564      200,000     200,222     200,880       4,431      5,036       5,694       3,079      3,685       4,342
      4           10,342      200,000     200,285     201,416       5,826      6,829       7,960       4,420      5,423       6,554
      5           13,258      200,000     200,363     202,125       7,169      8,669      10,431       5,708      7,209       8,971

      6           16,320      200,000     200,458     203,025       8,452     10,554      13,121       6,937      9,039      11,606
      7           19,536      200,000     200,569     204,137       9,674     12,481      16,049       8,105     10,912      14,480
      8           22,912      200,000     200,698     205,487      10,831     14,450      19,239       9,228     12,847      17,636
      9           26,457      200,000     200,845     207,099      11,921     16,461      22,715      10,489     15,030      21,284
     10           30,179      200,000     201,012     209,006      12,937     18,508      26,502      11,677     17,249      25,242

     15           51,775      200,000     202,174     224,166      16,637     29,092      51,084      16,637     29,092      51,084

     20           79,337      200,000     203,956     252,925      16,940     39,272      88,241      16,940     39,272      88,241

 25 (age 65)    $114,515     $200,000    $206,411    $303,442     $11,621    $46,947    $143,978     $11,621    $46,947    $143,978

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.


                                INTERNAL RATE OF RETURN               INTERNAL RATE OF RETURN
                                ON CASH SURRENDER VALUES                 ON DEATH BENEFIT
                               ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
   END OF                       ANNUAL RATE OF RETURN OF             ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    -----------------------------     -----------------------------------
    YEAR       PREMIUMS(2)       0%         6%        12%           0%           6%          12%
    ----       ----------     -------    -------    -------     ---------    ---------    ---------
      1         $  2,399      -84.23%    -79.56%    -74.87%     8,653.62%    8,658.29%    8,662.98%
      2            4,919      -49.34     -42.86     -36.50        786.87       787.28       788.03
      3            7,564      -34.99     -27.98     -21.16        306.10       306.26       306.75
      4           10,342      -27.03     -19.83     -12.87        174.31       174.42       174.86
      5           13,258      -22.29     -14.98      -7.96        117.08       117.17       117.62

      6           16,320      -19.21     -11.80      -4.74         86.06        86.14        86.62
      7           19,536      -17.08      -9.58      -2.49         66.91        66.99        67.51
      8           22,912      -15.48      -7.90      -0.80         54.04        54.13        54.69
      9           26,457      -13.87      -6.35       0.69         44.87        44.96        45.58
     10           30,179      -12.69      -5.19       1.80         38.04        38.13        38.82

     15           51,775       -9.73      -2.08       4.84         20.14        20.25        21.37

     20           79,337      -10.81      -1.47       5.92         12.65        12.80        14.51

 25 (age 65)    $114,515      -16.27%     -1.55%      6.53%         8.66%        8.86%       11.28%

(1) Values above are based on the initial scheduled premium of $2,285.11 for the first 25 policy years. Scheduled premiums will be redetermined annually beginning in the 26th policy year, but will never exceed the maximum scheduled premium of $7,542.56 for this hypothetical policy.

(2) Assumes net interest of 5% compounded annually.

(3) Assumes no policy loan has been made.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT
ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account investment divisions and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Division or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity/Life Sourcebook, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments Age, USA Today, Investor's Daily, the New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund. This means that the performance data reported by the Trust may appear relatively more favorable than the performance data reported by the Separate Account divisions.

The Morningstar Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the investment divisions of the Separate Account, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Champion 2000 premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Division of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those investment divisions that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1993 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account and do not constitute a representation that the performance of the investment divisions of the Separate Account will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

                                              LONG-TERM             LONG-TERM          INTERMEDIATE-                     CONSUMER
                             COMMON           GOVERNMENT            CORPORATE             TERM            TREASURY        PRICE
                             STOCKS             BONDS                 BONDS               BONDS             BILLS         INDEX
                             ------             -----                 -----               -----             -----         -----
FOR THE
FOLLOWING
PERIODS ENDING
12/31/93:
--------
 1 year.................      9.99%             18.24%                13.19%              11.24%            2.90%         3.00%
 3 years................     15.63              15.08                 14.07               11.25             3.99          2.99
 5 years................     14.50              13.84                 13.00               11.35             5.61          3.94
10 years................     14.94              14.41                 14.00               11.43             6.35          3.73
20 years................     12.76              10.10                 10.16                9.85             7.49          5.92
30 years................     10.46               7.37                  7.69                8.17             6.65          5.32
40 years................     11.80               6.01                  6.43                6.80             5.55          4.32
50 years................     12.30               5.21                  5.57                5.74             4.61          4.35
60 years................     11.42               5.11                  5.54                5.43             3.86          4.10
Since 1926..............     10.33               5.02                  5.59                5.25             3.69          3.13
Inflation Adjusted
Since 1926..............      6.98               1.83                  2.38                2.06             0.54           N/A
----------

*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1994 YEARBOOK(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

 Long-term Corporate Bonds -- For the period 1969-1993, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1993; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

 Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond  portfolio constructed each year containing a bond with approximately a five year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                                     PART II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies, Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.


Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17671 on December 11, 1996.

The Supplement dated May 1, 1997 consisting of 80 pages.


The Prospectus of Equitable Variable dated May 1, 1994 consisting of 35 pages.

Representation regarding reasonableness of aggregate policy fees and charges.


Undertaking to file reports, previously filed with this Registration Statement File No. 333-17671 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17671 on December 11, 1996.


The signatures.

Written Consents of the following persons:

         Mary P. Breen, Vice President and Associate General Counsel of Equitable (See exhibit 2(a))

         Independent Public Accountants (See exhibit 6(a))

The following exhibits: Exhibit required by Article IX, paragraph A of Form N-8B-2:


        1-A(1)(a)(i)      Certified resolutions re Authority to Market Variable Life Insurance and Establish
                          Separate Accounts, previously filed with this Registration Statement File No. 333-
                          17671 on December 11, 1996.


        1-A(2)            Inapplicable.



        1-A(3)(a)         See Exhibit 1-A(8).


        1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement, previously filed with this
                          Registration Statement File No. 333-17671 on December 11, 1996.


        1-A(3)(c)         See Exhibit 1-A(8)(i).


        1-A(4)            Inapplicable.


        1-A(5)(a)         Modified Premium Variable Whole Life Insurance Policy (90-400), previously filed with this Registration Statement File No. 333-17671 on December 11, 1996.

        1-A(5)(b)         Name Change Endorsement (S.97-1), previously filed with this Registration Statement
                          File No. 333-17671 on December 11, 1996.

+       1-A(5)(c)         Accidental Death Benefit Rider (R90-209), previously filed with this Registration
                          Statement File No. 333-17671 on December 11, 1996.

+       1-A(5)(d)         Term Insurance Rider on Additional Insured (R90-210), previously filed with this
                          Registration Statement File No. 333-17671 on December 11, 1996.

+       1-A(5)(e)         Children's Term Insurance Rider (R90-211), previously filed with this Registration
                          Statement File No. 333-17671 on December 11, 1996.

+       1-A(5)(f)         Disability Premium Waiver Rider (R90-213), previously filed with this Registration
                          Statement File No. 333-17671 on December 11, 1996.

+       1-A(5)(g)         Substitution of Insured Rider (R90-214), previously filed with this Registration
                          Statement File No. 333-17671 on December 11, 1996.

+       1-A(5)(h)         Term Insurance Rider on Insured (R90-215), previously filed with this Registration
                          Statement File No. 333-17671 on December 11, 1996.

        1-A(5)(i)         Limitation on Amount of Insurance Rider (R90-211NY), previously filed with this
                          Registration Statement File No. 333-17671 on December 11, 1996.

        1-A(5)(j)         Accelerated Death Benefit Rider, previously filed with this Registration Statement File
                          No. 333-17671 on December 11, 1996.

        1-A(5)(k)         Free Look Rider, previously filed with this Registration Statement File No. 333-
                          17671 on December 11, 1996.

        1-A(6)(a)         Declaration and Charter of Equitable, as amended January 1, 1997.

        1-A(6)(b)         By-Laws of Equitable, as amended November 21, 1996.

        1-A(7)            Inapplicable.

        1-A(8)            Distribution and Servicing Agreement among EQ Financial Consultants, Inc.
                          (formerly known as Equico Securities Inc.), Equitable and Equitable Variable
                          dated as of May 1, 1994, previously filed with this Registration Statement File
                          No. 333-17671 on December 11, 1996.



---------------------------
+State variations not included.



         1-A(8)(i)         Schedule of Commissions, previously filed with this Registration Statement File
                           No. 333-17671 on December 11, 1996.

         1-A(9)(a)         Agreement and Plan of Merger of Equitable Variable with and into Equitable dated
                           September 19, 1996, previously filed with this Registration Statement File No. 333-
                           17671 on December 11, 1996.

         1-A(9)(b)         Form of Participation Agreement among EQ Advisors Trust, Equitable,
                           Equitable Distributors, Inc. and EQ Financial Consultants, Inc.,
                           incorporated by reference to the Registration Statement of EQ Advisors
                           Trust on Form N-1A (File Nos. 333-17217 and 811-07953).

         1-A(10)(a)        Application EV4-200X, previously filed with this Registration Statement File No.
                           333-17671 on December 11, 1996.

Other Exhibits:

         2(a)(i)           Opinion and Consent of Mary P. Breen, Vice President and
                           Associate General Counsel of Equitable, previously filed with this
                           Registration Statement File No. 333-17671 on December 11, 1996.

         2(a)(ii)          Opinion and Consent of Mary P. Breen, Vice President and Associate General
                           Counsel of Equitable.

         2(b)(i)           Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable,
                           previously filed with this Registration Statement File No. 333-17671 on December 11,
                           1996.

         2(b)(ii)          Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable,
                           previously filed with this Registration Statement File No. 333-17671 on December 11,
                           1996.

         2(b)(iii)         Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable relating to
                           Exhibits 2(b)(i) and 2(b)(ii), previously filed with this Registration Statement
                           File No. 333-17671 on December 11, 1996.


         3                 Inapplicable.

         4                 Inapplicable.

         5                 Financial Data Schedule (See Exhibit 27 below).

         6                 Consent of Independent Public Accountant.


         7(a)              Powers of Attorney, previously filed with this Registration Statement File No. 333-
                           17671 on December 11, 1996.

         7(b)              Power-of-Attorney for Mary R. (Nina) Henderson.

         8                 Description of Equitable's Issuance, Transfer and Redemption Procedures for Modified Premium
                           Variable Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of
                           1940, previously filed with this Registration Statement File No. 333- 17671 on December 11, 1996.


         27                Financial Data Schedule.


                                   SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the registration statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City and State of New York on the 30th day of April, 1997.



                                         SEPARATE ACCOUNT FP OF THE EQUITABLE
                                  LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                            By:  THE EQUITABLE LIFE
                                                 ASSURANCE SOCIETY OF
                                                 THE UNITED STATES,
                                                 DEPOSITOR

                                            By: /s/ Samuel B. Shlesinger
                                                ------------------------
                                                (Samuel B. Shlesinger)
                                                 Senior Vice President






Attest: /s/Linda Galasso
       -----------------
          (Linda Galasso)
           Assistant Secretary
           April 30, 1997

                                   SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the registration statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 30th day of April ,1997.


                                                         THE EQUITABLE LIFE
                                                   ASSURANCE SOCIETY OF THE
                                                              UNITED STATES


                                                 By: /s/ Samuel B. Shlesinger
                                                     ------------------------
                                                        (Samuel B. Shlesinger)
                                                         Senior Vice President


        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:


*  Joseph J. Melone           Chairman of the Board and Chief Executive Officer

*  James M. Benson            President

*  William T. McCaffrey       Senior Executive Vice President and Chief
                              Operating Officer

*  Jerry M. de St. Paer       Executive Vice President

PRINCIPAL FINANCIAL OFFICER:

*  Stanley B. Tulin.          Senior Executive Vice President and
                              Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:


/s/Alvin H. Fenichel
--------------------
   Alvin H. Fenichel          Senior Vice President and Controller
   April 30,1997

* DIRECTORS:
Claude Bebear             Jean-Rene Foutou           Winthrop Knowlton
James M. Benson           Norman C. Francis          Arthur L. Liman
Christopher J. Brocksom   Donald J. Greene           George T. Lowy
Francoise Colloc'h        John T. Hartley            William T. McCaffrey
Henri de Castries         John H.F. Haskell, Jr.     Joseph J. Melone
Joseph L. Dionne          Mary R. (Nina) Henderson   Didier Pineau-Valencienne
William T. Esrey          W. Edwin Jarmain           George J. Sella, Jr.
                          G.Donald Johnston, Jr.     Dave H. Williams



* By:  /s/ Samuel B. Shlesinger
        -----------------------
        (Samuel B. Shlesinger)
         Attorney-in-Fact
         April 30, 1997

                                  EXHIBIT INDEX


Exhibit No.                                                                                                    TAG VALUE
-----------                                                                                                    ---------


1-A(6)(a)              Declaration and Charter of Equitable, as amended January 1, 1997.                      EX-99.1A6a CHARTER

1-A(6)(b)              By-Laws of Equitable, as amended November 21, 1996.                                    EX-99.1A6b BYLAWS

2(a)(ii)               Opinion and Consent of Mary P. Breen, Vice President and Associate General             EX-99.2aii CONSENT
                       Counsel of Equitable.

6                      Consent of Independent Public Accountant.                                              EX-99.6 CONSENT

7(b)                   Power-of-Attorney for Mary R. (Nina) Henderson.                                        EX-99.7b POW ATTY


27                     Financial Data Schedule.                                                               EX-27

